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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant / /
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
Ecolab Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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Ecolab Inc.
370 Wabasha Street N.
St. Paul, MN 55102-1390
651-293-2233

March 30, 2001

Dear Fellow Stockholder:

You are cordially invited to join us for our Annual Meeting of Stockholders, to be held at 10:00 a.m. on Friday, May 11, 2001 in the McKnight Theatre at the Ordway Center for the Performing Arts, 345 Washington Street, St. Paul, MN 55102. The Notice of Annual Meeting and the Proxy Statement that follow describe the business to be conducted at the meeting. We urge you to read both carefully.

We hope you plan to attend the meeting. Directions to the meeting site are located on the last page of the Proxy Statement. However, if you will not be able to join us, we encourage you to exercise your right as a stockholder and vote. Please sign, date and promptly return the accompanying proxy card, or make use of either our telephone or Internet voting services. Stockholders not in attendance may listen to a broadcast of the meeting on the Internet. Webcast instructions will be available on-line at www.ecolab.com.

Sincerely,

Allan L. Schuman
Chairman of the Board and
Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN
THE ACCOMPANYING PROXY, OR USE THE TELEPHONE
OR INTERNET VOTING SYSTEMS.

TABLE OF CONTENTS

Page
NOTICE OF MEETING	ii
VOTING PROCEDURES	1
Voting Shares and Quorum
Voting by Plan Participants
Telephone and Internet Voting
Revoking Your Proxy
Vote Tabulation
Discretionary Voting
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	2
SECURITY OWNERSHIP OF MANAGEMENT	3
BOARD COMMITTEES	4
ELECTION OF DIRECTORS	5
Nominees for Election to the Board of Directors — Class III (For a term ending 2004)
Members of Board of Directors Continuing in Office — Class I (For a term ending 2002)
Members of Board of Directors Continuing in Office — Class II (For a term ending 2003)
EXECUTIVE COMPENSATION	9
Report of the Compensation Committee on Executive Compensation
Summary Compensation Table
Option Grants in 2000
Aggregated Option Exercises in 2000 and December 31, 2000 Option Values
Comparison of Five-Year Cumulative Total Return
Pension Plan Table
CERTAIN TRANSACTIONS	16
STOCKHOLDER AGREEMENT	16
COMPANY TRANSACTIONS	17
ADOPTION OF THE ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND DEFERRED COMPENSATION PLAN	17
Introduction
Summary of 2001 Plan
Material Federal Income Tax Consequences
Options and Share Units Granted and Deferrals Made Under the Plan
AUDIT COMMITTEE REPORT	24
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS	24
INDEPENDENT ACCOUNTANT'S FEES	24
OTHER MATTERS	25
Proxy Solicitation
Future Stockholder Proposals — Deadline for Inclusion in Proxy
Other Stockholder Proposals/Director Nominations — Deadline for Consideration
EXHIBIT	26
Audit Committee Charter

i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 11, 2001

To the Stockholders of Ecolab Inc.:

The Annual Meeting of Stockholders of Ecolab Inc. will be held on Friday, May 11, 2001 at 10:00 a.m. in the McKnight Theatre at the Ordway Center for the Performing Arts, 345 Washington Street, St. Paul, MN 55102, for the following purposes (which are more fully explained in the Proxy Statement):

  (1)
  To elect four Class III Directors to a term to end at the third subsequent annual meeting.

  (2)
  To adopt the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan.

  (3)
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the current year ending December 31, 2001.

  (4)
  To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors has fixed the close of business on March 20, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

Whether or not you plan to attend the meeting, please complete and return the accompanying proxy in the enclosed envelope. Or, you may vote by telephone or Internet. If you attend the meeting, you may vote your shares in person even though you have previously returned your proxy by mail, telephone or the Internet.

                          By Order of the Board of Directors

                          KENNETH A. IVERSON,
                          Vice President and Secretary

March 30, 2001

ii

ECOLAB INC.
370 Wabasha Street North, St. Paul, Minnesota 55102

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
MAY 11, 2001

This Proxy Statement, which is first being mailed to stockholders on or about March 30, 2001, is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Ecolab Inc., a Delaware corporation (hereinafter called the "Company"), from holders of Common Stock of the Company to be voted at the Annual Meeting of Stockholders to be held at 10:00 a.m. on Friday, May 11, 2001 and at any adjournment thereof.

VOTING PROCEDURES

Voting Shares and Quorum

Holders of Common Stock of record at the close of business on March 20, 2001 will be entitled to vote at the meeting and any adjournment thereof. As of March 20, 2001 the Company had outstanding and entitled to vote 127,573,019, shares of Common Stock. Each of such shares is entitled to one vote on each matter presented at the meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote, is required for a quorum for the transaction of business. Shares represented by a proxy with instructions to abstain and any shares represented by a limited proxy (i.e., a broker non-vote) will be counted in determining whether a quorum is present.

Voting by Plan Participants

If the stockholder is a participant in the Company's Dividend Reinvestment Plan or a participant in the Company's Employee Stock Purchase Plan, the proxy represents the number of shares held on account of the participant in those plans as well as shares held of record by the participant. With respect to participants and beneficiaries of the Company's defined contribution 401(k) Savings Plan, the proxy also serves as the voting instruction card to the plan trustee and represents the stockholder's proportional interest in shares of Common Stock beneficially held by the trustee.

Telephone and Internet Voting

Stockholders described in the two immediately preceding paragraphs may vote (or in the case of participants and beneficiaries of the Company's defined contribution 401(k) Savings Plan, instruct the trustee) by telephone or the Internet using the instructions indicated on the proxy card. Stockholders who hold shares through a bank or brokerage firm in "street name" also may have the opportunity to deliver voting instructions by telephone or the Internet. Please refer to your proxy/voting instruction form for further information.

Revoking Your Proxy

Proxies in proper form received by the time of the meeting will be voted as specified. A stockholder giving a proxy may revoke it at any time before it is exercised by submitting a written revocation to the Secretary of the Company, submitting a subsequently dated proxy, voting by telephone or Internet at a later time, or by attending the meeting and voting in person.

Vote Tabulation

Proposal 1:  Election of Directors — The directors shall be elected by a plurality of the votes cast. The four director nominees receiving the highest vote totals will be elected. Shares represented by proxies which contain instructions to "withhold" voting authority on one or more nominees will not affect the election of nominees receiving a plurality of the votes cast. It is intended that proxies solicited by the Board of Directors will (unless otherwise directed) be voted FOR the election of the four nominees named in this Proxy Statement. If, for any reason, any nominee becomes unavailable for election, the proxies solicited by the Board of Directors will be voted FOR such substituted nominee as is selected by the Board of Directors, or the Board of Directors, at its option, may reduce the number of directors to constitute the entire Board.

Proposal 2:  Adopt the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan — The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote shall constitute adoption of the plan. In accordance with the By-Laws of the Company, shares represented by a limited proxy (i.e., a broker non-vote) or represented by a proxy with instructions to abstain will not be counted as votes cast for purposes of calculating votes for or against adoption. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR adoption of the plan.

Proposal 3:  Ratification of Independent Accountants — The affirmative vote of a majority of the total votes cast by holders of shares present in person or represented by proxy at the Annual Meeting and entitled to vote shall constitute ratification of the appointment of PricewaterhouseCoopers LLP. In accordance with the By-Laws of the Company, shares represented by a limited proxy (i.e., a broker non-vote) or represented by a proxy with instructions to abstain will not be counted as votes cast for purposes of calculating votes for or against ratification of the appointment. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment.

Discretionary Voting

As of the date of this Proxy Statement, the Board of Directors and management know of no other matters to be brought before the meeting in addition to those described herein. Should any other matters properly come before the meeting which call for a vote of the stockholders, the persons named in the accompanying proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as to entities which have reported to the Securities and Exchange Commission ("SEC") or have advised the Company that they are a "beneficial owner," as defined by the SEC rules and regulations, of more than 5% of the Company's outstanding Common Stock.

Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)

Common	Henkel KGaA Henkelstrasse 67 Postfach 1100 40191 Düsseldorf 13 Germany	17,571,512	(2)	13.8%
Common	HC Investments, Inc. 1105 North Market Street Suite 1300 Wilmington, DE 19899	14,666,664	(3)	11.5%
(1)
The percent of class is based on the number of voting shares outstanding as of March 20, 2001.
(2)
Henkel KGaA is a partnership limited by shares organized under the laws of Germany. The Company understands that the majority of the voting stock of Henkel KGaA is controlled by the members of the Henkel family. Voting shares of the Company beneficially owned by Henkel KGaA are subject to an agreement containing certain restrictions pertaining to, among other things, maximum shareholding, transfer and voting rights. For a description of the agreement, see the information found at page 16 hereof under the heading "Stockholder Agreement."
(3)
HC Investments, Inc., a Delaware corporation, is an indirect, wholly-owned subsidiary of Henkel KGaA. Voting shares of the Company beneficially owned by HC Investments, Inc. are bound by the terms of the agreement between the Company and Henkel KGaA, as described at page 16 hereof.

SECURITY OWNERSHIP OF MANAGEMENT

In general, "beneficial ownership" includes those shares of Common Stock which a director or executive officer has the power to vote or transfer, as well as stock options that are exercisable currently or within 60 days. On March 13, 2001, the executive officers and directors of the Company owned, in the aggregate, 4,056,178 shares of Common Stock which is approximately 3.0% of shares outstanding. (As required by Securities and Exchange Commission disclosure rules, "shares outstanding" for this purpose includes options exercisable within 60 days.) The detail of beneficial ownership is set forth in the following table.

Non-employee directors also have interests in stock units under the Company's 1997 Non-Employee Director Deferred Compensation Plan. The stock units are Common Stock equivalents. The stock units are credited to a deferred stock unit account and will be paid in the form of Common Stock when a director leaves the Board. Although the stock units may not be voted or transferred, they are shown in the table below because they represent part of the total economic interest of the directors in Company stock.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Stock Units	Total	Percentage of Outstanding Shares Beneficially Owned

Allan L. Schuman	1,854,973	(1)(2)	0	1,854,973	1.4%
L. White Matthews, III	249,647	(1)(2)	0	249,647	*
Richard L. Marcantonio	308,482	(1)(2)	0	308,482	*
John P. Spooner	404,267	(1)(2)	0	404,267	*
James L. McCarty	445,567	(1)(2)	0	445,567	*
Leslie S. Biller	22,000	(2)	5,833	27,833	*
Ruth S. Block	44,742	(2)	13,150	57,892	*
Jerry A. Grundhofer	10,600	(2)	2,910	13,510	*
Stefan Hamelmann	0		0	0	*
James J. Howard	41,112	(2)	9,696	50,808	*
William L. Jews	8,000	(2)	2,946	10,946	*
Joel W. Johnson	21,158	(2)	6,924	28,082	*
Ulrich Lehner	0		0	0	*
Jerry W. Levin	36,832	(2)	7,969	44,801	*
Robert L. Lumpkins	4,400	(2)	2,131	6,531	*
Hugo Uyterhoeven	35,194	(2)	7,421	42,615	*
Current Directors and Executive Officers as a Group (23 persons)	4,056,178	(3)			3.0%
*
Indicates beneficial ownership of less than 1% of the Company's outstanding stock.
(1)
Includes the following shares held by officers in the Ecolab Savings Plan as of the last Plan report: Mr. Schuman, 12,052; Mr. Matthews, 272; Mr. Marcantonio, 721; Mr. Spooner, 1,883; and Mr. McCarty 42,866.
(2)
Includes the following shares which could be purchased under Company-granted stock options within 60 days from March 13, 2001: Mr. Schuman, 1,541,700; Mr. Matthews, 241,375; Mr. Marcantonio, 294,675; Mr. Spooner, 381,087; Mr. McCarty, 385,000; Ms. Block, 30,400; Mr. Biller, 12,000; Mr. Grundhofer, 8,000; Mr. Howard, 27,200; Mr. Jews, 8,000; Mr. Johnson, 20,000; Mr. Levin, 27,200; Mr. Lumpkins, 4,000; and Mr. Uyterhoeven, 28,800.
(3)
Includes 4,686 shares held by or on behalf of family members of directors and executive officers, 73,179 shares held for executive officers in Company-sponsored employee benefit plans as of the last plan reports, 3,365,894 shares to which these persons have the right to acquire beneficial ownership within 60 days of March 13, 2001, by the exercise of Company-granted stock options and 70,480 shares held by executive officers under Company-granted restricted stock awards which are subject to events of forfeiture.

BOARD COMMITTEES

The business and affairs of the Company are managed under the overall direction of the Board of Directors. To assist it in carrying out its duties, the Board has delegated certain authority to four standing committees: Audit, Compensation, Finance and Governance.

Audit Committee — The current Committee members are Ms. Block and Messrs. Howard (Chairman), Jews, Johnson, Lumpkins, and Uyterhoeven (Vice Chairman). The Committee met four times during the past year. In addition, the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with the Company's Chief Financial Officer and Controller and with the Company's independent accountants. The Committee, which is composed entirely of non-employee directors, assists the Board of Directors in fulfilling its responsibilities to monitor (a) the quality and integrity of the Company's consolidated financial statements and management's financial control of operations, (b) the independence and performance of the independent accountants, (c) the role and performance of the internal audit function, and (d) the Company's compliance with legal and regulatory requirements. The Committee meets regularly with the Company's management and internal auditors, and with the Company's independent accountants.

The Board of Directors has adopted a written charter for the Audit Committee and, as required by the rules of the Securities and Exchange Commission, the Audit Committee Charter is included as an Exhibit to this Proxy Statement. A report of the Audit Committee is found under the heading "Audit Committee Report" at page 24 hereof and certain other disclosures pertaining to the Committee are found under the heading "Independent Accountant's Fees" at page 24 hereof.

The Board of Directors has determined that each member of the Audit Committee is "independent," as independence is defined in Sections 303.01(B)(2)(a) and (3) of the Listing Standards of the New York Stock Exchange, the primary exchange on which the Common Stock of the Company is listed.

Compensation Committee — The current Committee members are Messrs. Biller (Chairman), Grundhofer, Johnson (Vice Chairman), Levin and Uyterhoeven. The Committee met four times during the past year. The Committee is composed entirely of non-employee directors. The principal functions of this Committee are to review and approve (a) the Company's overall compensation policy and executive salary plan, (b) the base salary of corporate officers, and (c) the design, establishment, amendment and termination of the Company's employee benefit plans and related trusts. The Committee also administers the Company's stock and cash-based incentive (i.e., bonus) plans for executives, and makes recommendations to the Board with respect to the design and establishment of significant long-term executive compensation and benefit plans. Certain actions of the Committee relative to officers of the Company who also serve as directors may be subject to ratification by the Board. To assist the Committee in the design and review of executive compensation programs, the Board has selected and retained an independent compensation consultant who reports directly to the Committee. A report by the Committee on executive compensation is located on pages 9 and 10 hereof.

Finance Committee — The current Committee members are Ms. Block (Chair) and Messrs. Hamelmann, Howard, Jews (Vice Chairman), Lehner, Lumpkins and Matthews. The Committee met four times during the past year. The principal functions of this Committee are to review and make recommendations to the Board concerning (a) management's financial and tax policies and standards, (b) the Company's financing requirements, including the evaluation of management's proposals concerning funding vehicles to meet such requirements, (c) dividends, (d) the Company's capital expenditure budget, and (e) adequacy of insurance coverage. The Committee also evaluates acquisitions and divestitures of businesses from a financial standpoint. The Committee oversees a management committee which is charged with monitoring the performance of trust assets held in the Company's benefit plans and reviews the company's investor relations program.

Governance Committee — The current Committee members are Messrs. Biller, Grundhofer (Vice Chairman), Hamelmann, Lehner, Levin (Chairman) and Schuman. The Committee met three times during the past year. The Governance Committee (a) reviews and recommends to the Board policies for the composition of the Board, (b) identifies, interviews, evaluates and recommends to the Board prospective director nominees, (c) reviews and makes recommendations to the Board with regard to compensation for Board service, (d) reviews and recommends to the Board changes in the Company's Certificate of Incorporation and By-Laws, (e) reviews and recommends to the Board with respect to Board organization, management succession and corporate governance issues, social responsibility and the Company's environmental practices, (f) leads the Board's Chief Executive Officer evaluation and Board effectiveness review processes, and (g) undertakes projects which do not fall within the jurisdiction of other committees of the Board. Recommendations by stockholders of potential director nominees may be directed to the Governance Committee in care of the Secretary of the Company, at the Company address located at the top of page 1.

ELECTION OF DIRECTORS

There were five meetings of the Board of Directors during the year ended December 31, 2000. Each director attended at least 75% of Board and Committee meetings. Overall attendance at Board and Committee meetings was 97%.

Under the Company's Restated Certificate of Incorporation, the number of directors is determined exclusively by the Board. Currently, the Board has fixed the number of directors at 13. Ms. Block will retire at the upcoming Annual Meeting due to the Company's age 70 retirement policy. Accordingly, the Board intends to decrease the number of Directors to 12 immediately following its Annual Meeting.

Pursuant to the agreement between the Company and Henkel KGaA described at page 16 hereof under the heading "Stockholder Agreement," Henkel is entitled to designate a number of persons to be nominated for election to the Company's Board of Directors proportionate to Henkel's shareholding in the Company rounded to the nearest whole number. As of March 20, 2001, Henkel beneficially owned approximately 25.3% of the Company's outstanding Common Stock and was accordingly entitled to designate three directors. Messrs. Stefan Hamelmann, Ulrich Lehner and Hugo Uyterhoeven have been appointed or elected to the Board pursuant to designation by Henkel.

The Board of Directors is divided into three classes. The members of each class are elected to serve a three-year term with the terms of office of each class ending in successive years.

The term of Class III Directors expires with this Annual Meeting of Stockholders. Messrs. Jews, Johnson, Lehner and Uyterhoeven are the nominees for election to the Board as Class III Directors. All have previously served as directors of the Company. Class III Directors being elected at the current Annual Meeting will serve until the 2004 Annual Meeting expected to be held in May 2004, or until their successors have been duly elected and qualified. The directors of Class I and Class II will continue in office. The Board of Directors recommends a vote FOR the election of the four nominees named in this Proxy Statement.

The Board of Directors has no reason to believe that any of the named nominees is not available or will not serve if elected. However, pursuant to the Board of Director's policy, a director who becomes 70 years of age must resign at the next Annual Meeting following such event. Mr. Uyterhoeven will become 70 prior to next year's Annual Meeting, expected to be held in May 2002, and will be required to resign, at which time the Board of Directors, pursuant to the Company's Restated Certificate of Incorporation, may fill the vacancy or may reduce the size of the Board.

The following information with regard to business experience has been furnished by the respective directors or nominees or obtained from the records of the Company.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS—CLASS III
(FOR A TERM ENDING 2004)

[PHOTO]                     WILLIAM L. JEWS, age 49.

          President and Chief Executive Officer of CareFirst, Inc., a not-for-profit health care service holding company, and its affiliated health care services, BlueCross and BlueShield of Maryland, BlueCross and BlueShield of Delaware, BlueCross and BlueShield of the National Capital Area. Director of Ecolab since 1999. Vice Chairman of the Finance Committee and member of the Audit Committee.

          Following an extensive career in health administration, Mr. Jews served as President and Chief Executive Officer of Dimensions Health Care Corporation from 1990 to 1993. In 1993, he joined BlueCross and BlueShield of Maryland as President and Chief Executive Officer. Appointed to his current position with CareFirst in January 1998. Director of The Ryland Group, Municipal Mortgage and Equity, LLC, Choice Hotels, MBNA, and The Federal Reserve Bank of Richmond.

[PHOTO]                     JOEL W. JOHNSON, age 57.

          Chairman of the Board, President and Chief Executive Officer of Hormel Foods Corporation, a processor and marketer of meat and food products. Director of Ecolab since 1996. Vice Chairman of the Compensation Committee and member of the Audit Committee.

          Following an extensive career at General Foods Corporation, Mr. Johnson joined Hormel Foods Corporation in 1991 as Executive Vice President - Sales & Marketing. Advanced to President in 1992, Chief Operating Officer and Chief Executive Officer in 1993 and Chairman of the Board in 1995. Director of Hormel Foods Corporation, the Meredith Corporation and U.S. Bancorp. Also a director of The Hormel Foundation, American Meat Institute and Grocery Manufacturers Association as well as a member of Board of Overseers of the Carlson School of Management at the University of Minnesota and the Board of Trustees of Hamilton College.

[PHOTO]                     ULRICH LEHNER, age 54.

          President and Chief Executive Officer of Henkel KGaA, Düsseldorf, Germany a manufacturer of chemicals, household and personal care products and adhesives. Director of Ecolab since February 2001. Appointed to the Board pursuant to an understanding between the Company and Henkel (see information found at page 5 hereof under the heading "Election of Directors"). Member of the Finance and Governance Committees.

          Mr. Lehner joined Henkel KGaA in 1981 and, following three years at Freid Krupp GmbH serving as Head of Controlling Department, returned to Henkel in 1986 as Head of Accounting/Taxes. Named Corporate Vice President, Finance/Controlling in 1994 and promoted to Executive Vice President, Finance/Logistics in 1995. Elected to his current position of President and Chief Executive Officer in May 2000. Also serves as Chairman of the Management Board of Henkel KGaA.

[PHOTO]                     HUGO UYTERHOEVEN, age 69.

          Timken Professor of Business Administration Emeritus, Graduate School of Business Administration, Harvard University. Elected pursuant to an understanding between the Company and Henkel (see information found at page 5 hereof under the heading "Election of Directors"). Director of Ecolab since 1992. Vice Chairman of the Audit Committee and member of the Compensation Committee.

          Mr. Uyterhoeven was a member of the Harvard Business School Faculty from 1960 until 1998 where he served as Chairman of the Advanced Management Program, Chairman of the General Management Area, and Senior Associate Dean. Director of Bombardier Inc., Harcourt General, Inc. and The Stanley Works.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS I
(FOR A TERM ENDING 2002)

[PHOTO]                     STEPHAN HAMELMANN, age 37.

          Owner of Franz Hamelmann Baugesellschaft GmbH and Franz Hamelmann Projekt GmbH, privately held construction and development companies. Member of the Henkel family which controls Henkel KGaA, Düsseldorf, Germany, a manufacturer of chemicals, household and personal care products and adhesives. Director of Ecolab since February 2001. Appointed to the Board pursuant to an understanding between the Company and Henkel (see information found at page 5 hereof under the heading "Election of Directors"). Member of the Finance and Governance Committees.

          Mr. Hamelmann became a partner at Franz Hamelmann Baugesellschaft GmbH in 1993, serving as sole proprietor since 1997. Appointed as a guest member of the Shareholders' Committee of Henkel KGaA in 1997. Elected to the Henkel Shareholders' Committee in May 1999.

[PHOTO]                     JAMES J. HOWARD, age 65.

          Chairman of the Board of Xcel Energy Inc. ("Xcel"), an electricity and natural gas energy company formed by the August 2000 merger of New Century Energy and Northern States Power Company. Director of Ecolab since 1991. Chairman of the Audit Committee and member of the Finance Committee.

          Mr. Howard joined Northern States Power as President and Chief Executive Officer in 1987. From 1994 until completion of the merger with New Century Energy, he served as Chairman of the Board, President and Chief Executive Officer of Northern States Power. Named to his current position of Chairman of Xcel following the August 2000 merger. Chairman of the Board of The Federal Reserve Bank of Minneapolis and of Xcel. Director of Honeywell International Inc., ReliaStar Financial Corp. and Walgreen Company. He is also on the Board of Visitors for the University of Pittsburgh, Joseph M. Kats Graduate School of Business.

[PHOTO]                     JERRY W. LEVIN, age 56.

          Chairman and Chief Executive Officer of Sunbeam Corporation, a household consumer products company. Director of Ecolab since 1992. Chairman of the Governance Committee and member of the Compensation Committee.

          Mr. Levin served in a number of senior executive positions with The Pillsbury Company from 1974 through 1989. In 1989, joined MacAndrews & Forbes Holdings, Inc. which controls Revlon, Inc. and The Coleman Company, among other companies. From 1989 to 1991, was Chairman of The Coleman Company, Inc. Served as President of Revlon, Inc. from 1991 to 1992 and as Chief Executive Officer of Revlon, Inc. and Revlon Consumer Products Corporation from 1992 until January 1997. In February 1997, he was appointed Chairman and Chief Executive Officer of The Coleman Company, Inc. and Chairman of Revlon, Inc. and The Cosmetic Center, Inc. He took his present position with Sunbeam Corporation in June 1998. Director of The Coleman Company, Inc., Revlon, Inc., Sunbeam Corporation and U.S. Bancorp.

[PHOTO]                     ROBERT L. LUMPKINS, age 57.

          Vice Chairman and Chief Financial Officer of Cargill, Incorporated, a privately held international marketer, processor and distributor of agricultural, food, financial and industrial products. Director of Ecolab since August 1999. Member of the Audit Committee and the Finance Committee.

          Mr. Lumpkins joined Cargill in 1968 and served in various finance and administrative managerial positions. Named President of The Financial Services Division in 1983 and Chief Financial Officer for Cargill Europe, Limited. Appointed to the position of Chief Financial Officer of Cargill in 1989 and elected to Cargill's Board of Directors in 1991. Elected Vice Chairman of Cargill in 1995. Director of Cargill, Incorporated. Also a director of WhereNet Corporation and serves as a trustee of Howard University and of TechnoServe Inc., and as a member of the Advisory Councils of the Stanford Business School and the Notre Dame College of Science.

MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS II
(FOR A TERM ENDING 2003)

[PHOTO]                     LESLIE S. BILLER, age 53.

          Vice Chairman and Chief Operating Officer of Wells Fargo & Company, a diversified financial services company. Director of Ecolab since 1997. Chairman of the Compensation Committee and member of the Governance Committee.

          After holding various positions with Citicorp and Bank of America, Mr. Biller joined Norwest Corporation in 1987 as Executive Vice President in charge of strategic planning and acquisitions for Norwest Banking. Appointed Executive Vice President in charge of South Central Community Banking in 1990. He served as President and Chief Operating Officer of Norwest Corporation from February 1997 until its merger with Wells Fargo in November 1998, when he assumed his current position. Director of Wells Fargo & Company, VISA U.S.A., Inc. and Visa International. Also a Trustee of the University of Nevada, Reno Foundation.

[PHOTO]                     JERRY A. GRUNDHOFER, age 56.

          President and Chief Executive Officer of U.S. Bancorp, a financial services holding company. Director of Ecolab since 1999. Member of the Compensation Committee and the Governance Committee.

          Following an extensive career in the commercial banking industry, including serving as Vice Chairman of BankAmerica Corporation, Mr. Grundhofer joined Star Banc Corporation as Chairman of the Board, President and Chief Executive Officer in 1993. In November 1998, Star Banc merged with Firstar Corporation and he assumed the position of President and Chief Executive Officer of Firstar Corporation. In February 2001, following a merger of Firstar Corporation and U.S. Bancorp, Mr. Grundhofer assumed his current position. Director of U.S. Bancorp and The Midland Company. In addition, Mr. Grundhofer serves on the boards of The Ohio National Financial Services, Inc. and The Ohio National Life Insurance Company.

[PHOTO]                     L. WHITE MATTHEWS, III, age 55.

          Executive Vice President and Chief Financial Officer of Ecolab. Director of Ecolab since August 2000. Member of the Finance Committee.

          Prior to joining Ecolab in July 1999, Mr. Matthews was employed by Union Pacific Corporation for 21 years until May 1998, serving from 1992 as Executive Vice President - Finance and from 1994 as a member of Union Pacific's Board of Directors. He had previously served as Senior Vice President - Finance and was Union Pacific's Chief Financial Officer for ten years. Director of Lexent, Inc. Also serves as a director of Nortrax Incorporated, Westminster School (in Simbury, CT) and The Minnesota Orchestra.

[PHOTO]                     ALLAN L. SCHUMAN, age 66.

          Chairman of the Board and Chief Executive Officer of Ecolab. Director of Ecolab since 1991. Member of the Governance Committee.

          Mr. Schuman joined Ecolab in 1957. After service in numerous executive positions including President, Ecolab Services Group from 1988 to 1992, he was named President and Chief Operating Officer of the Company in August 1992 and President and Chief Executive Officer in March 1995. Assumed the additional position of Chairman of the Board in January 2000. In January 2001 relinquished the title of President. Director of Xcel Energy Inc. Also serves as a director of The Soap and Detergent Association, the Ordway Center for the Performing Arts, the Guthrie Theater and Chairman of the Capital City Partnership. Trustee of the Culinary Institute of America and of the National Restaurant Association. Member of the Board of Overseers of Carlson School of Management at the University of Minnesota.

EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors (the "Committee") is composed solely of directors who are not current or former employees of the Company. The Committee is responsible for the overall executive compensation program and reviews each component annually to maintain alignment with the Company's goals and philosophy. The Company's management and independent compensation consultants provide competitive data and assistance to help the Committee carry out its responsibilities. The Board of Directors holds authority to ratify certain actions of the Committee. The Committee intends to make all reasonable attempts to comply with the requirements to exempt executive compensation from the $1 million deduction limitation under Section 162(m) of the Internal Revenue Code, unless the Committee determines that such compliance in given circumstances would not be in the best interests of the Company and its stockholders.

Philosophy:  The Committee uses compensation to help communicate desired business results to executives and to influence them to make decisions to produce those results. The program must be competitive to attract, retain and motivate executives, and it must reinforce and complement sound management practices. In addition, the executives' interests must be effectively aligned with those of our stockholders and, to this end, the Committee has developed executive stock ownership guidelines to ensure that executives accumulate a significant ownership stake and are vested in maximizing long-term stockholder returns.

The principal components of the executive compensation program consist of base salary, annual incentives under the Management Incentive Plan or Management Performance Incentive Plan, and long-term incentives in the form of annual stock option awards. In 2000, the Company discontinued its practice of making annual grants of restricted stock. The Company's philosophy is to position the aggregate of these components at a level that is commensurate with the Company's size and performance relative to a broad range of general industry manufacturing and service companies. The Committee periodically reviews the reasonableness of total compensation levels and mix using public information from comparator company proxy statements and survey information from credible third-party general industry surveys.

Base Salary: The Committee reviews the base salary of executive officers on an annual basis in light of relevant market data and individual performance to determine whether an increase is appropriate. For the most recent fiscal year, base salary increases for executive officers averaged 5.8%.

In regard to the Chief Executive Officer, the Committee established a base salary of $800,000 for the most recent fiscal year, representing a 6.7% increase over the prior fiscal year. The increase was based on the Committee's assessment of the Chief Executive Officer's excellent performance as reflected by the Company's strong financial results in the most recent and prior fiscal years.

Management Incentive Plan (MIP)/Management Performance Incentive Plan (MPIP): The MIP is a cash-based annual incentive plan that focuses executives' attention on achieving competitive annual business goals. The Committee, with input from management, sets specific performance goals at the beginning of each year and communicates them to the Company's executives. A mix of corporate and business unit goals is used to assure that executives have a reasonable measure of control over the factors affecting their awards. For the most recent fiscal year, these performance goals were based principally on earnings per share and business unit operating income and revenue goals. Target award opportunities for executive officers, other than the Chief Executive Officer, ranged from 35 to 50% of base salary. Final awards can range from 0 to 200% of the target award based on overall Company, business unit and individual performance for the most recent fiscal year.

The MPIP is a stockholder approved plan that is similar to the MIP, except that it is intended to qualify for the performance-based exception to the $1 million deduction limitation under Section 162(m) of the Internal Revenue Code. For the most recent fiscal year, the Chief Executive Officer was the only participant in the MPIP. The Committee established an award payout range of 50% of base salary at threshold performance to 250% of base salary at maximum performance. Based solely on the Company's earnings per share performance for the most recent fiscal year, and the Committee's assessment of the Chief Executive Officer's performance, the Committee approved an award of 187.5% of base salary for the Chief Executive Officer.

The Committee, in general, makes awards based strictly on the level of achievement against pre-established goals. Under the MIP, the Committee may, in its sole discretion, make awards at a level higher or lower than that determined by strict application of achievement against goals based upon such other business criteria as the Committee determines appropriate. Under the MPIP, however, the Committee may make awards only at a level that is at or lower than the level determined by strict application of achievement against goals.

Long-Term Incentives: The Committee uses annual grants of stock options to deliver a competitive compensation package that motivates executives to make decisions that will increase the value of Company stock, thus providing an appropriate focus on the long-term growth of the Company. When executives deliver sustained superior returns to stockholders by outperforming the general industry, they can increase their own compensation accordingly.

Stock options are granted under a shareholder approved plan with exercise prices not less than the fair market value of the Company's shares on the date of grant, providing no value to the executive unless the Company's stock price increases after the grants are made. The options granted during the most recent fiscal year have a 10-year exercise term and become exercisable cumulatively at the rate of 33, 67, and 100% on each anniversary of the date of grant, subject to accelerated vesting upon a defined change-in-control of the Company. The stock option grant guidelines were equitably adjusted in fiscal year 2000 to account for a change in the annual grant date from August to December. The stock option award to the Chief Executive Officer for fiscal year 2000 was made consistent with the provisions discussed above.

In fiscal years 1998, 1999, and 2000, the Committee made special grants of premium-priced stock options to a select group of executives. The purpose of the grants was to incent the achievement of the growth goals established by the new strategic business plan. These options have a term ending in May 2003 and vested 100% in February 2001. The Committee may choose to make additional grants under this program to new hires and newly promoted executives.

Conclusion: The Committee believes that executive compensation policies and programs described in the report serve the interests of stockholders and the Company effectively. The various pay vehicles utilized maintain an appropriate balance between motivating achievement of short-term goals and strategically leading the Company in a direction to provide long-term success. We will continue to monitor the effectiveness of the Company's total compensation program to ensure that it meets the needs of the Company.

Leslie S. Biller	Jerry W. Levin
Jerry A. Grundhofer	Hugo Uyterhoeven
Joel W. Johnson

SUMMARY COMPENSATION TABLE

The following table shows cash and non-cash compensation for each of the last three years ended December 31 for the Company's Chief Executive Officer and for the next four most highly-compensated executive officers who were serving in those capacities at December 31, 2000. No other individuals served in those capacities at any time during the year.

Long Term Compensation Awards
Annual Compensation
Securities Underlying Options(5) (#)
Name and Principal Position	Year	Salary(1) ($)		Bonus(1,2) ($)			Other Annual Compensation(3) ($)		Restricted Stock Award(s)(4) ($)			All Other Compensation(6) ($)

Allan L. Schuman, Chairman of the Board and Chief Executive Officer	2000 1999 1998	$ $ $	800,000 750,000 700,000	$ $ $	1,500,000 1,200,000 1,100,000	[7] [7]	$ $ $	185,857 80,667 26,697	$ $	-0- 520,000 371,484	330,000 250,000 845,000	$ $ $	69,000 58,500 54,000
L. White Matthews, III, Executive Vice President and Chief Financial Officer(8)	2000 1999 1998	$ $	375,000 184,856 -0-	$ $	309,900 149,300 -0-		$ $	14,811 3,891 -0-		$-0- 320,000 -0-	55,000 320,500 -0-	$ $	20,547 7,292 -0-
Richard L. Marcantonio, Executive Vice President—Industrial and Service Sectors	2000 1999 1998	$ $ $	360,000 350,000 330,667	$ $ $	250,000 200,200 190,600			$13,491 -0- -0-	$ $	-0- 128,000 74,297	85,000 20,500 235,000	$ $ $	18,300 16,506 15,638
John P. Spooner, Former Executive Vice President—International Group	2000 1999 1998	$ $ $	375,000 375,000 356,108	$ $ $	225,000 223,600 100,000		$ $ $	10,109 145 1,841	$ $	-0- 123,200 59,438	75,000 20,350 230,000	$ $ $	18,000 17,958 13,683
James L. McCarty, Retired Senior Executive Vice President—Institutional Group	2000 1999 1998	$ $ $	380,000 365,000 338,800	$ $ $	200,000 205,500 250,000		$ $	21,386 -0- 8,800	$ $	-0- 160,000 118,875	55,000 25,000 245,000	$ $ $	17,400 17,115 17,664
(1)
Includes amounts deferred under Section 401(k) of the Internal Revenue Code, pursuant to the Company's Savings Plan, amounts deferred under a non-qualified deferred compensation plan maintained by the Company for a select group of executives and salary reductions per Section 125 of the Internal Revenue Code.
(2)
Represents annual cash awards under the Company's Management Incentive Plan ("MIP") and, if applicable, the Company's Management Performance Incentive Plan ("MPIP"). The MIP and MPIP are discussed at page 9 hereof in the "Report of the Compensation Committee on Executive Compensation."
(3)
Represents payment by the Company of: (i) certain perquisites for Mr. Schuman including, (a) payment of life insurance premiums in 2000 ($39,268) and in 1999 ($28,440), (b) financial planning expenses in 1999 ($34,219), and (c) club membership dues in 2000 ($42,555); and (ii) certain payroll taxes on items reported in this column. In addition, the Company maintains supplemental long-term disability benefits for a select group of executives, which benefits are self-funded. No specific allocation of cost is made to any named executive officer prior to the occurrence of a disability.
(4)
Represents the cumulative dollar value of restricted stock awards during the calendar year based on the closing market price of the Company's Common Stock on the date of grant. The recipients receive dividends declared on, and have voting power over, the restricted shares. The value and number of the aggregate shares of restricted stock held by the named executive officers at December 31, 2000 were as follows: Mr. Schuman, $1,090,484 with 25,250 shares; Mr. Matthews, $345,000 with 8,000 shares; Mr. Marcantonio, $364,934 with 8,450 shares; Mr. Spooner, $228,030 with 5,280 shares and Mr. McCarty, $345,000 with 8,000 shares.

  Generally, restricted stock awards vest on the second and fourth anniversary dates of the grant at the cumulative rate of 50% of each award, based on continued employment of the recipient. Mr. Matthews received a restricted award in 1999 which vests 100% on the second anniversary date of the grant. The number of shares awarded during 2000, 1999, and 1998, respectively, to the named executive officers were: Mr. Schuman, 0, 13,000, and 12,500; Mr. Matthews, 0, 8,000 and 0; Mr. Marcantonio, 0, 3,200 and 2,500; Mr. Spooner, 0, 3,080, and 2,000 and Mr. McCarty, 0, 4,000, and 4,000. Mr. McCarty's restricted stock awards were vested upon his February 28, 2001 retirement.

  Restrictions will lapse immediately on all restricted stock awards in the event of a change in control of the Company. A change in control occurs if: (i) a person or group acquires 25% or more of the Company's outstanding voting power. However, if the acquisition was approved by the Board of Directors, then a change in control occurs at 34% ownership. If the acquiring person, prior to becoming a 25% shareholder, has entered into (and is in compliance with) a shareholder agreement which imposes limits on the person's maximum shareholding, then a change in control occurs only upon acquisition of 50% of the Company's voting power; (ii) during the period of two consecutive years, individuals who, at the beginning of such a period, were members of the Board, cease for any reason to constitute at least a majority thereof (unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period or whose election or nomination were previously so approved); (iii) the stockholders approve a merger or consolidation of the Company in which voting securities of the surviving entity will represent less than 80% of the Company's voting securities prior to the transaction; or (iv) the stockholders of the Company approve a plan of complete liquidation or an agreement to sell all or substantially all of the Company's assets.

(5)
Includes, for 1998 and 1999, certain premium priced stock options which offer no gain to the optionee until the stock price exceeds $49.00.

(6)
Amounts reported for 2000 represent: (i) the maximum matching contribution of $5,100 made by the Company to each of the named executive officers under the Company's defined contribution 401(k) Savings Plan available generally to all employees; and (ii) the matching contributions made or to be made by the Company on base salary and bonus earned in respect of 2000 which the executive elected to defer under a non-qualified mirror 401(k) deferred compensation plan maintained by the Company for a select group of executives, in the following amounts: Mr. Schuman, $63,900; Mr. Matthews, $15,447; Mr. Marcantonio, $13,200; Mr. Spooner, $12,900 and Mr. McCarty, $12,300.

(7)
Includes, in addition to the annual cash award under the Company's incentive plans referenced in footnote 2 above, separate special recognition awards in respect of 1999 and 1998 for Mr. Schuman as follows: $180,000 in 1999 and $50,000 in 1998.

(8)
Mr. Matthews joined Ecolab and became an executive officer during July 1999.

OPTION GRANTS IN 2000

	Individual Grants						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)

Name	Number of Securities Underlying Options Granted(2) (#)	Percent of Total Options Granted to Employees in 2000		Exercise or Base Price ($/Sh)		Expiration Date	0% ($)	5% ($)		10% ($)

Allan L. Schuman	330,000	12.1%			$38.53125	08/18/10	-0-		$8,010,647		$20,217,347
L. White Matthews, III	55,000	2.0%			$38.53125	08/18/10	-0-		$1,335,108		$3,369,558
Richard L. Marcantonio	55,000 30,000	2.0 1.0	% %	$ $	38.53125 41.59500	08/18/10 12/07/10	-0- -0-	$ $	1,335,108 786,146	$ $	3,369,558 1,984,082
John P. Spooner	55,000 20,000	2.0 0.7	% %	$ $	38.53125 41.59500	08/18/10 12/07/10	-0- -0-	$ $	1,335,108 524,097	$ $	3,369,558 1,322,721
James L. McCarty	55,000	2.0%			$38.53125	08/18/10	-0-		$1,335,108		$3,369,558
(1)
The dollar amounts under these columns are the results of calculations at the 0%, 5% and 10% compounded growth rates set or permitted by the SEC for the purposes of this table over a period equal to the term of the option. These rates and amounts are not intended to forecast possible future price appreciation of the Company's Common Stock. No gain to the optionees is possible without an increase in stock price.

(2)
All options granted in 2000 become exercisable cumulatively at the rate of 33, 67 and 100% on each anniversary of the date of grant and become exercisable earlier upon the holder's retirement under the Company's pension plan or upon a change in control of the Company.

  For the purposes of options granted in 2000, a change in control of the Company occurs if (i) a person or group acquires 25% or more of the Company's outstanding voting power. However, if the acquisition was approved by the Board of Directors, then a change in control occurs at 34% ownership. If the acquiring person, prior to becoming a 25% shareholder, has entered into (and is in compliance with) a shareholder agreement which imposes limits on the person's maximum shareholding, then a change in control occurs only upon acquisition of 50% of the Company's voting power; (ii) individuals who, on August 18, 2000, were members of the Board, cease for any reason to constitute at least a majority thereof (unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors on August 18, 2000, or whose election or nomination were previously so approved); (iii) there is consummated a merger or consolidation of the Company other than a merger or consolidation which would result in the voting power of the Company immediately prior to the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) over 50% of the voting power of the Company or the surviving entity immediately after such transaction and in which no person or group acquires 50% or more of the voting power of the Company or surviving entity; or (iv) the stockholders of the Company approve a plan of complete liquidation or there is consummated an agreement to sell all or substantially all of the Company's assets other than to an entity, more than 50% of the voting power of which, is owned by the stockholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale.

AGGREGATED OPTION EXERCISES IN 2000 AND
DECEMBER 31, 2000 OPTION VALUES

			Number of Securities Underlying Unexercised Options at December 31, 2000		Value of Unexercised In-the-Money Options at December 31, 2000(2)

Name	Shares Acquired on Exercise (#)	Value Realized(1) ($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)

Allan L. Schuman	148,800	$4,961,241	976,700	1,327,500	$27,307,017	$4,117,359
L. White Matthews, III	-0-	-0-	26,375	349,125	$107,115	$616,903
Richard L. Marcantonio	-0-	-0-	67,175	342,725	$1,420,439	$988,415
John P. Spooner	-0-	-0-	166,087	317,263	$4,804,701	$609,205
James L. McCarty	30,500	$781,429	73,750	311,250	$1,595,025	$749,606
(1)
Represents the difference between the fair market value of the Company's Common Stock on the exercise date and the exercise price of the option.

(2)
Represents the difference between the fair market value of the Company's Common Stock as of December 31, 2000 and the exercise price of the option.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN 1

The graph below compares the cumulative total shareholder return on the Company's Common Stock for the five calendar years ended December 31, 2000, with the cumulative total return on the Standard & Poor's 500 Index and the Standard & Poor's Chemicals (Specialty) Index over the same periods (assuming the investment of $100 in the Company's Common Stock, the Standard & Poor's 500 Index and the Standard & Poor's Chemicals (Specialty) Index on January 1, 1996, and reinvestment of all dividends).

(1)
Total return calculations prepared by Standard & Poor's Compustat.

PENSION PLAN TABLE

Average Annual Earnings During The Highest Five Continuous Years of Eligible Service
	Combined Annual Retirement Income from the Plans with Years of Service

	10 Years	15 Years	20 Years	25 years	30 Years	35 Years	40 Years	45 Years

$400,000	$80,000	$120,000	$160,000	$200,000	$240,000	$240,000	$240,000	$240,000
500,000	100,000	150,000	200,000	250,000	300,000	300,000	300,000	300,000
600,000	120,000	180,000	240,000	300,000	360,000	360,000	360,000	360,000
700,000	140,000	210,000	280,000	350,000	420,000	420,000	420,000	420,043
800,000	160,000	240,000	320,000	400,000	480,000	480,000	480,000	480,793
900,000	180,000	270,000	360,000	450,000	540,000	540,000	540,000	541,543
1,000,000	200,000	300,000	400,000	500,000	600,000	600,000	600,000	602,293
1,100,000	220,000	330,000	440,000	550,000	660,000	660,000	660,000	663,293
1,200,000	240,000	360,000	480,000	600,000	720,000	720,000	720,000	723,793
1,300,000	260,000	390,000	520,000	650,000	780,000	780,000	780,000	784,543
1,400,000	280,000	420,000	560,000	700,000	840,000	840,000	840,000	845,293
1,500,000	300,000	450,000	600,000	750,000	900,000	900,000	900,000	906,043
1,600,000	320,000	480,000	640,000	800,000	960,000	960,000	960,000	966,793
1,700,000	340,000	510,000	680,000	850,000	1,020,000	1,020,000	1,020,000	1,027,543

The preceding table shows the estimated annual benefits payable under the Company's non-contributory qualified defined benefit Pension Plan, the Company's non-contributory non-qualified defined benefit Mirror Pension Plan and the Company's Supplemental Executive Retirement Plan (based upon a 15-year period certain for the supplemental retirement benefit and a straight life annuity for both the qualified and non-qualified pension benefits) following retirement at age 65 for sample covered compensation amounts and lengths of plan participation, without regard to vesting and offsets, if any, for benefits under the Savings Plan or any predecessor plans and Social Security. At the end of 15 years, payment of amounts attributable solely to the Supplemental Executive Retirement Plan cease. The amounts shown in the preceding table which are attributable to the Supplemental Executive Retirement Plan would be reduced by $8,598, which is the amount attributable to 50% of the primary Social Security annual retirement benefit, based upon 2000 maximum levels for retirement in 2000 at age 65, and by annuitized amounts presumed to be paid from the Company's matching contribution made prior to July 1, 1994 under the Company's Savings Plan and a former profit-sharing plan of the Company.

The table does not show the additional "past service benefit" provided under the Supplemental Executive Retirement Plan to eligible executives who are unable to earn the maximum supplemental benefit by retirement at or after age 65 because the executive was hired by the Company after age 35. The past service benefit would add an additional benefit of 1% of the difference between covered compensation at retirement and annualized earnings at the time of joining the Company ("first year earnings") for each year by which the executive's age at date of hire exceeded 35. Messrs. Matthews, Marcantonio and Spooner are currently subject to these provisions and their first year earnings and estimated years of service creditable as past service are as follows: Mr. Matthews, $374,846 with 19.24 years; Mr. Marcantonio, $321,233 with 12.85 years; and Mr. Spooner, $365,000 with 12.93 years.

Applicable approximate covered compensation and credited years of service as of December 31, 2000 for the combined pensions and supplemental executive retirement benefits for the individuals named in the Summary Compensation Table at page 11 hereof are as follows: Mr. Schuman, $1,542,773 with 43.2 years; Mr. Matthews, $524,300 with 1 year; Mr. Marcantonio, $524,722 with 3 years; Mr. Spooner, $501,142 with 6 years and Mr. McCarty, $533,960 with 37.9 years.

Covered compensation is based on the executive officer's average annual earnings during the five continuous years of highest earnings. In general, there is no material variation between compensation used to determine covered compensation and the base salary and bonus compensation of executive officers as reported in the Summary Compensation Table at page 11 hereof.

Severance Contracts

Mr. Matthews has a severance arrangement which runs until July 5, 2001. If Mr. Matthews' employment is terminated by the Company without cause prior to that date, he shall be entitled to one year of severance pay, to include base salary and annual cash award earned under the Company's incentive plans referenced in footnote 2 at page 11.

Director Remuneration

Members of the Board of Directors who are not employees of the Company are paid an annual retainer of $22,000 and a fee of $1,200 for each Board or committee meeting they attend. Committee chairs each receive an additional fee of $4,500 per annum. One-half of the annual retainer amount is paid in the form of stock units (which are described at page 3 hereof). In addition, non-employee directors receive 600 stock units per annum.

Under a deferred compensation plan, non-employee directors may elect to defer some, or all, of the cash portion of their directors' fees until cessation of Board service. Deferred amounts either earn interest at market rates or are invested in the stock unit account at the election of the director. Upon cessation of Board service, deferred amounts (whether in the interest-bearing account or in the stock unit account) are paid in a lump sum or in equal installments to a maximum of ten years as elected by the director.

During 2000, non-employee directors participated in the Company's 1995 Non-Employee Director Stock Option Plan. Under that Plan, each such director elected at an annual meeting of stockholders to a full three-year term receives a non-statutory option to purchase 12,000 shares of Common Stock at the fair market value of the Common Stock on such date. The option becomes exercisable, on a cumulative basis, as to 4,000 shares on each of the next three subsequent annual meetings of stockholders and in general remains exercisable for ten years. In the event a director ceases to serve due to death or disability, all shares subject to the option become immediately exercisable. The 1995 Plan has terminated and no further options will be granted under that Plan.

A new Director compensation plan, as discussed under the heading "Adoption of the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan" at page 17 hereof, is being proposed for approval by the shareholders at the upcoming Annual Meeting. If approved by the shareholders, the requirement that one-half of the retainer be paid in stock units would terminate. Additionally, the level of stock unit compensation would be fixed from time to time by the Board as would the number and size of future stock option grants. The Board has established new compensation levels for 2001 to take effect at the Annual Meeting upon approval of the new Plan. The retainer would be $24,000; Board or Committee meeting attendance fees would be $1,200, annual stock unit compensation would have a value of $25,000 and annual stock options would have an economic value (as determined by the Board) of $55,000.

CERTAIN TRANSACTIONS

The Company and Henkel KGaA ("Henkel") each have a 50% economic interest in a joint venture engaged in industrial and institutional cleaning and sanitizing businesses throughout Europe ("Henkel-Ecolab"). Neither partner may transfer its interest in Henkel-Ecolab without the other's consent. Henkel has a tie-breaking vote on certain matters pertaining to the continuation of business during an impasse, which includes appointment of Henkel-Ecolab senior executives and adoption of the annual business plan. Strategic decisions concerning Henkel-Ecolab require the agreement of the Company and Henkel. The Company and Henkel are equally represented on two - four member governing boards for Henkel-Ecolab. Mr. Lehner is a Henkel designee to one of the governing boards. The Company includes the operations of Henkel-Ecolab in its financial statements using the equity method of accounting and combined financial statements of Henkel-Ecolab are included as a part of the Company's Annual Report on Form 10-K.

While Henkel-Ecolab has its own manufacturing, training and research and development facilities, it also has access to the basic technology of both the Company and Henkel for which it pays each company an equal royalty based on net sales. Henkel-Ecolab operates on a stand-alone basis but obtains certain administrative support from Henkel and its affiliates and acquires certain products from the Company and Henkel as well as from third parties. All such royalties and prices for administrative services and products are based on arm's length negotiations. Mr. Lehner is President and Chief Executive Officer of Henkel and Chairman of the Henkel Management Board, and Mr. Hamelmann is a member of the Henkel Shareholders' Committee.

On December 7, 2000, the Company and Henkel entered into an agreement whereby the Company will, subject to closing conditions and regulatory approval, acquire from Henkel the 50% interest in Henkel-Ecolab which it does not own. The closing is scheduled for January 2, 2002. The purchase price is based on Henkel-Ecolab operating income for 2000 and 2001 and will be paid, at Henkel's option, in cash or the Company's Common Stock. If Henkel chooses Common Stock, the cash purchase price will be converted into a number of shares of Common Stock at the value of $41.06 per share, not to exceed approximately 13,200,000 shares or be less than approximately 9,200,000 shares. Based on current estimates, the cash purchase price will be in an approximate range of 520,000,000 to 560,000,000 euro, or $473,000,000 to $510,000,000 at exchange rates in effect on March 14, 2001. The actual cash purchase price expressed in U.S. dollars (as well as the actual number of shares of Common Stock - within the permitted range - in a share transaction) depends upon Henkel-Ecolab's actual operating income prior to closing and the then current exchange ratio between the euro and the U.S. dollar.

As a part of the proposed transaction, the Stockholders' Agreement between Henkel and the Company will be amended as described under the heading "Stockholder Agreement" at page 16 hereof.

In December 2000, the Company acquired from Henkel, a minority interest which Henkel owned in the Company's operating subsidiary in Venezuela. The price was $3,000,000.

STOCKHOLDER AGREEMENT

As of March 20, 2001, Henkel KGaA and its affiliates owned approximately 32.24 million shares of the Company's Common Stock as set forth in the table of Security Ownership of Certain Beneficial Owners located at page 2 hereof.

Henkel's equity ownership in the Company is subject to an agreement ("Stockholder's Agreement") containing certain restrictions pertaining to, among other things, maximum shareholding, transfer and voting rights. Generally, the Stockholder's Agreement terminates on June 26, 2009. During the year second preceding such date, Henkel and the Company will commence negotiations for an extension of the term. If an agreement to extend such term is not reached, Henkel would have the right, and in certain circumstances the obligation, to purchase the Company's interest in Henkel-Ecolab (Henkel-Ecolab is described under the heading "Certain Transactions" at page 16 hereof). The purchase price shall be paid by Henkel in the Company's Common Stock owned by it, with any excess price payable in cash. If the value of Henkel's Common Stock ownership exceeds the purchase price, then the Company may acquire such remaining Common Stock at market value. After any such purchase, the Stockholder's Agreement would remain in effect for an additional two years. In addition, the Stockholder's Agreement provides that if Henkel-Ecolab is terminated or Henkel owns less than 1% of the Company's Common Stock, the Stockholder's Agreement will terminate two years after the later of such events. Pursuant to the Stockholder's Agreement, Henkel is precluded from acquiring more than 30% of the Company's outstanding Common Stock or from acting, alone or in concert with others, to control or influence the Company.

Henkel may sell its shares of the Company's Common Stock under certain conditions specified in the Stockholder's Agreement subject to the Company's right of first refusal. In addition, Henkel has agreed to vote its shares in the case of election of directors of the Company, certain stockholder proposals, Company compensation and certain matters pertaining to the independent publicly traded nature of the Company, in accordance with the recommendations or directions of the Board. In all other cases, except with respect to certain "strategic transactions," Henkel may vote, at its option, either in accordance with the recommendation of the Board or pro rata in the same manner and proportion that votes of the stockholders of the Company (other than Henkel and officers or directors of the Company) have been cast. Any vote with respect to "strategic transactions" (an increase in the authorized shares or an amendment to the Certificate of Incorporation, as well as a disposition, recapitalization, liquidation or consolidation of the Company or other transactions which could reasonably be expected to have a material effect upon Henkel's investment in the Common Stock) may be cast at Henkel's sole discretion. Henkel also is entitled to designate nominees for election to the Company's Board of Directors proportionate to the percentage of its holding of voting securities in the Company (rounded to the nearest whole number). Currently, Henkel has designated for election three of the Company's directors. Those directors are: Stefan Hamelmann, Ulrich Lehner and Hugo Uyterhoeven. Further information concerning Henkel directorships is found at page 5 hereof under the heading "Election of Directors."

Upon the closing of the proposed transaction whereby the Company will acquire 100% ownership of Henkel-Ecolab as described under the heading "Certain Transactions" at page 16 hereof, Henkel and the Company will enter into an amended and restated Stockholder's Agreement. The amended Stockholder's Agreement will, among other things, contain restrictions pertaining to Henkel's shareholding, transfer and voting rights and will contain provisions regulating Henkel's ability to influence the management of the Company or otherwise take control of the Company. Under the amended Stockholder's Agreement, Henkel will be permitted to increase its stockholding in the Company to 35% and will remain entitled to proportionate representation on the Company's Board of Directors.

COMPANY TRANSACTIONS

During 2000, the Company sold products and services in the amount of approximately $625,000 to Henkel or its affiliates, and purchased products and services in the amount of approximately $5,183,000 from Henkel or its affiliates. The sales were made at prices comparable to prices charged to other customers and the Company believes that the amounts paid for products and services purchased were comparable with prices charged by other suppliers for similar products.

As a part of the transaction with Henkel in which Henkel-Ecolab was formed in 1991, and pursuant to purchases subsequent thereto, the Company has acquired Henkel's industrial and institutional cleaning and sanitizing businesses in approximately 25 countries outside of Europe. During 2000, these acquired businesses, (now owned by the Company) paid Henkel or its affiliates approximately $248,000 for administrative services and approximately $4,591,000 for products under supply arrangements. These payments were in addition to the purchases made by the Company referenced in the above paragraph.

In addition, the Company has access to certain technology of Henkel which is relevant to most of the Company's businesses. The Company paid Henkel 2,500,000 deutsche marks (approximately $1,700,000) under this arrangement in 2000. The payment was determined through arm's length negotiation.

ADOPTION OF THE ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR
STOCK OPTION AND DEFERRED COMPENSATION PLAN

Introduction

On February 23, 2001, the Board of Directors of the Company adopted the 2001 Non-Employee Director Stock Option and Deferred Compensation Plan (the "2001 Plan"), subject to approval by the Company's stockholders.

Under the 2001 Plan, a non-employee director of the Company will receive:

  •
  periodic stock option grants ("Periodic Options");

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  stock unit grants ("Share Unit Compensation");

  •
  the opportunity to defer receipt of cash director compensation through credits to an interest bearing account (the "Cash Account"), a phantom stock account (the "Share Account"), and to an option cash account (the "Option Cash Account") the balance of which will be converted into stock options ("Elective Options"); and

  •
  the opportunity to convert Share Unit Compensation to credits to a participant's Option Cash Account, the balance of which will be converted into Elective Options.

As more fully discussed under the heading "Director Remuneration" at page 15 of this Proxy Statement, the Company has previously granted its non-employee directors stock options under, most recently, the Company's 1995 Director Stock Option Plan (the "1995 Option Plan"). The Company also has previously granted its non-employee directors annual stock unit grants and offered them the opportunity to defer cash director compensation into a cash account or phantom share account under its 1997 Non-Employee Director Deferred Compensation Plan and into a cash account under an earlier Deferred Compensation Plan for Non-Employee Directors (collectively, the "Prior Deferral Plans").

The 2001 Plan, if approved by the Company's stockholders, will be effective on the date of the Annual Meeting ("Effective Date") and would replace the 1995 Option Plan (except for options outstanding under that plan) and the Prior Deferral Plans. Upon the Effective Date, any existing balance in the cash account or share account of a current or former director under the Prior Deferral Plans will be credited to such individual's Cash Account or Share Account, as the case may be, under the 2001 Plan.

Summary of 2001 Plan

The basic features of the 2001 Plan are outlined below. This summary is qualified in its entirety by reference to the actual text of the 2001 Plan, a copy of which may be obtained from the Company at the address found at the top of page 1 of this Proxy Statement.

Purpose of the 2001 Plan.  The purpose of the 2001 Plan is to attract and retain the services of experienced and knowledgeable non-employee directors by providing these directors with greater flexibility in the form and timing of receipt of compensation for their service on the Board. Additionally, the 2001 Plan also allows non-employee directors to obtain a greater proprietary interest in the Company's long-term success and progress through receipt of Periodic and Elective Options, Share Unit Compensation and the ability to defer fees in the form of credits to their Share Accounts, Cash Accounts or Option Cash Accounts. The Board also believes that the 2001 Plan provides the Board more flexibility to establish the level and components of Board compensation to meet changing needs, than is currently the case under the 1995 Option Plan and the Prior Deferral Plans.

Eligible Participants.  All non-employee directors of the Company are eligible to participate in the Plan. If the four nominees for election to the Company's Board of Directors are elected at the Annual Meeting, 10 of the Company's 12 directors will be non-employee directors who will be eligible to participate in the Plan. Non-employee directors remain participants in the 2001 Plan until their outstanding Options have been exercised, canceled or expired and their entire account balances have been distributed. Additionally, three former non-employee directors will become participants in the 2001 Plan as a result of the transfer of their cash and share account balances under the Prior Deferral Plans to Cash Accounts and Share Accounts, as the case may be, under the 2001 Plan. These former directors will also receive distributions from their Cash Accounts and Share Accounts, as provided in the 2001 Plan, but will not be eligible to receive Periodic Options, Share Unit Compensation, deferrals of future compensation or Elective Options under the 2001 Plan.

Administration.  The Board's Governance Committee will administer the 2001 Plan (the "Administrator"). In connection with the administration of the 2001 Plan, the Administrator may make, modify and rescind rules, policies, practices or procedures and make determinations as the Administrator determines to be necessary or advisable. In addition, the Administrator has the discretionary power and authority to limit or modify application of 2001 Plan provisions and Plan rules as the Administrator determines to be advisable to address or accommodate special issues related to tax deferral treatment for compensation paid or deferred under the 2001 Plan with respect to non-U.S. resident participants. The Administrator also has the authority to amend or modify the terms of any outstanding Option granted under the 2001 Plan in any manner. Any amendment or modification, however, must be permitted by the 2001 Plan and may not adversely affect any participant's rights without his or her consent. Each determination, interpretation or other action of the Administrator will be conclusive and binding for all purposes on all persons.

Stock Subject to the 2001 Plan.  Subject to adjustment as described in the next sentence, the maximum number of shares of Common Stock available for issuance or distribution under the 2001 Plan is 500,000 shares, plus any remaining shares previously approved by the stockholders for use in connection with the 1995 Option Plan and the 1997 Non-Employee Director Deferred Compensation Plan. In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the 2001 Plan provides that appropriate adjustment will be made to:

    •  the number and kind of securities or other property (including cash) available for issuance or distribution under the 2001 Plan;

    •  the number and kind of share units credited to Share Accounts ("Share Units");

    •  the number and kind of securities as to which Options are to be granted; and

    •  in order to prevent dilution or enlargement of the rights of participants holding Options, the number, kind and exercise price of securities subject to outstanding Options.

Shares subject to outstanding Options or Share Units and the issuance of shares of Common Stock upon the distribution of Share Accounts and the exercise of outstanding Options, net of shares tendered or attested to in payment of the exercise price, reduce the maximum number of shares available for issuance or distribution under the 2001 Plan. If an Option terminates unexercised or the Company pays for the Option in cash instead of Common Stock, such shares of Common Stock subject to the Option become available again for issuance or distribution under the 2001 Plan.

Periodic Options.  Periodically, the Board will grant non-employee directors of the Company Periodic Options to purchase shares of Common Stock. The number of shares of Common Stock subject to these Periodic Options will be determined by the Board. The exercise price of each Periodic Option will be equal to 100% of the Market Price of a share of Common Stock on the date of grant. The Market Price of a share of Common Stock will be the average of the high and low sale prices of a share of Common Stock during the regular trading session on a specified date, as quoted in The Wall Street Journal reports of The New York Stock Exchange - Composite Transactions. On March 12, 2001, the Market Price of a share of Common Stock was $43.14. The other material terms of the Periodic Options are described below under the heading "Material Terms of Options."

Cash, Option Cash and Share Accounts.  For each participant in the 2001 Plan, the Administrator will establish and maintain a Cash Account, an Option Cash Account and a Share Account to evidence amounts credited with respect to the participant pursuant to the 2001 Plan.

Share Unit Compensation and Election to Receive Share Unit Compensation in Elective Options.  Non-employee directors of the Company will receive Share Unit Compensation in an amount that will be determined by the Board from time to time. This Share Unit Compensation will be paid to each non-employee director in the form of credits to his or her Share Account as of the last day of each February, April, June, August, October and December. The number of Share Units credited to each director's Share Account will equal the number that results from dividing the dollar amount of the Share Unit Compensation the director has earned for the period by the Market Price of a share of Common Stock on the date as of which the credit is made.

A director may elect to have up to 100 percent of his or her Share Unit Compensation paid in the form of credits to his or her Option Cash Account, which credits will convert into Elective Options as described below under the heading "Conversion of Option Cash Account into Elective Options." Credits to a director's Option Cash Account will be in dollars equal to the amount of the Share Unit Compensation earned by the director for the period which he or she has allocated to his or her Option Cash Account.

Deferral of Other Compensation.  Non-employee directors of the Company may elect to defer up to 100 percent of all other cash compensation for their services to the Company as directors, including their annual retainer and fees for attending Board or Board Committee meetings and for acting as chair of a Board Committee ("Other Compensation"), into their Cash, Option Cash and Share Accounts. Other Compensation deferred will be credited to a director's Cash, Option Cash and/or Share Accounts, as elected, as of the last day of each February, April, June, August, October and December. Credits to a director's Cash and Option Cash Accounts will be in dollars equal to the amount of Other Compensation the director has earned for the period and allocated to his or her Cash and Option Cash Accounts, respectively. The number of Share Units credited to the director's Share Account will equal the number that results from dividing the dollar amount of the Other Compensation the director has earned for the period and allocated to his or her Share Account by the Market Price of a share of Common Stock on the date as of which the credit is made.

Earnings Credits.  As of the last day of each February, April, June, August, October and December, a participant's Cash and Option Cash Accounts will be credited with interest, calculated on the basis of the balance in the participant's Cash and Option Cash Accounts on the last day of such month and the immediately preceding calendar month, at the prime rate of a reference bank as in effect on the last day of each such month. A participant's Share Account will be credited as of the date on which dividends are paid on shares of Common Stock with dividend equivalents, based on the amount of dividends that would have been payable to the participant if the number of Share Units credited to the participant's Share Account on the record date for such dividend payment had then been shares of Common Stock.

Conversion of Option Cash Account into Elective Options.  A non-employee director who has elected to allocate any part of his or her Share Unit Compensation or Other Compensation to his or her Option Cash Account will be granted twice each year, on the date of the Company's annual meeting of stockholders and on November 1, an Elective Option to purchase the number of whole shares of Common Stock (rounded up to the next whole share) equal to four times the then dollar value of the participant's Option Cash Account divided by the Market Price of a share of Common Stock on that date.

4 x Dollar Value of Option Cash Account Market Price of a Share of Common Stock

The exercise price of each Elective Option will be equal to 100% of the Market Price of a share of Common Stock on the date of grant. The other terms of the Elective Options are set forth under the heading "Material Terms of Options."

Distributions of Accounts Upon Termination of Service or Death.  If a director is deferring Share Unit Compensation or Other Compensation into an Option Cash Account and such director ceases to serve as a member of the Board, his or her Option Cash Account will be credited Share Unit Compensation, Other Compensation and interest payments as of the day the director ceases to be a member of the Board. Unless the balance in the director's Option Cash Account is, following such crediting, de minimis (i.e., the number of shares of Common Stock subject to the Elective Option would be less than 100), the balance will convert into an Elective Option as of the day the director ceases to be a member of the Board.

Distributions of a participant's Cash and Share Accounts will be made or commence after the participant ceases to be a member of the Board. Distributions from a participant's Cash and Share Accounts will be made in the form of a lump sum payment unless the participant elects, in accordance with the 2001 Plan's rules, to receive distributions in the form of annual installment payments for a period of not more than 10 years. If a participant dies, distributions will be made to the participant's designated beneficiary in a lump sum payment whether or not payments have already commenced in the form of installments. Any distribution from a participant's Cash Account will be made in cash only, and any distribution from a participant's Share Account will be made in shares of Common Stock only.

Special Distributions.  The normal distribution times under the 2001 Plan may be changed as described below. As with other distributions, special distributions from a participant's Cash and Option Cash Accounts will be made in cash only, and any distribution from a participant's Share Account will be made in shares of Common Stock, only.

A distribution will be made to a participant from his or her Cash, Option Cash and Share Accounts in the form of a lump sum payment if the participant submits a written distribution request to the Administrator and the Administrator determines that the participant has experienced an unforeseeable emergency that is caused by an event beyond the participant's control resulting in a severe financial hardship that cannot be satisfied through other means. The amount of the distribution may not exceed the lesser of the amount necessary to satisfy the emergency or the sum of the balances of the participant's Accounts.

A participant may, at any time, elect an immediate lump sum distribution of his or her Cash, Option Cash and Share Accounts in an amount equal to 90 percent of the balance of such Accounts as of the date of the distribution. The remaining balances of such Accounts will then be forfeited.

If a participant who has ceased to be a member of the Board has a Cash Account balance of less than $2,500 or has a Share Account balance of fewer than 100 Share Units, such participant's balance will be distributed to the participant in a lump sum payment. The number of a participant's installment distributions may also be decreased in order to avoid the administrative expense and burden associated with the payment of small benefits.

Material Terms of Options.  All Periodic Options and Elective Options granted under the 2001 Plan will be non- statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Each Option granted under the 2001 Plan will be immediately exercisable and will terminate 10 years after the date of grant. If a non-employee director ceases to serve as a director of the Company for any reason, then his or her Options will remain exercisable for the remaining term of the Options or, if earlier, until five years after the date he or she ceased to serve as a director of the Company.

Payment of the exercise price for an Option may be made either in cash or, with the consent of the Administrator, by tender or attestation as to ownership of shares of Common Stock previously owned by the participant, by delivery of a broker exercise notice (pursuant to which the broker or dealer is irrevocably instructed to sell enough shares or loan the participant enough money to pay the exercise price and to remit such sums to the Company) or by a combination of these methods. Non-employee directors may elect to defer receipt of all or a portion of the shares of Common Stock issuable upon the stock-for-stock exercise of an Option; provided, that the director (1) is a non-employee director both at the time of execution of the election to defer and at the time of the exercise of the Option, (2) makes the election at least six months prior to the director's exercise of the Option, and (3) uses the attestation as to ownership of previously owned shares method of exercise. Shares of Common Stock deferred with respect to an Option will be credited to the director's Share Account as of the date of exercise of the Option. The number of Share Units credited to the director's Share Account will equal the number of shares with respect to which the Option was so exercised, net of the number of shares attested to in payment of the exercise price.

Each Option will provide for the automatic grant of a reload option if, while the participant is a director of the Company, he or she exercises the original Option and satisfies some or all of the exercise price by tender or attestation of ownership of previously acquired shares. The reload option will be an option to purchase the number of the previously acquired shares so tendered or attested to at the Market Price on the date of the exercise of the original Option. Except for the exercise price, and the unavailability of a further reload feature, reload options will have the same terms as the original Option and have a duration equal to the remaining term of the original Option.

No Options granted under the 2001 Plan may be transferred in any manner, except for two situations. An Option may be transferred to a beneficiary or legal representative if a participant dies. The Administrator may permit an Option to be given to any member of a participant's immediate family, a trust in which such family members have more than 50% of the beneficial interests, a foundation in which such family members (or the participant) control the management of assets, and an entity in which such family members (or the participant) own more than 50% of the voting interests. Except for these permitted transfers, only a participant may exercise an Option.

If a Change in Control of the Company occurs, the Board in its sole discretion may determine that some or all participants holding outstanding Options will receive cash in an amount equal to the excess of the Market Price of such shares immediately prior to the effective date of such Change in Control over the exercise price per share of the Options. For purposes of the 2001 Plan, a "Change in Control of the Company" occurs if:

  •
  a person or group acquires 25% or more of the Company's outstanding voting power. However, if the acquisition was approved by the Board of Directors, then a change in control occurs at 34% ownership. If the acquiring person, prior to becoming a 25% shareholder, has entered into (and is in compliance with) a shareholder agreement which imposes limits on the person's maximum shareholding, then a change in control occurs only upon acquisition of 50% of the Company's voting power;

  •
  individuals who, on May 11, 2001, were members of the Board, cease for any reason to constitute at least a majority of the Board, unless the election or the nomination for election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who either were directors on May 11, 2001 or whose election or nomination for election were previously so approved;

  •
  there is consummated a merger or consolidation of the Company, other than a merger or consolidation which would result in the voting power of the Company immediately prior to the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) over 50% of the voting power of the Company or the surviving entity immediately after such transaction and in which no person or group acquires 50% or more of the voting power of the Company or surviving entity; or

  •
  the stockholders of the Company approve a plan of complete liquidation or there is consummated an agreement to sell all or substantially all of the Company's assets other than to an entity, more than 50% of the voting power of which, is owned by the stockholders of the Company in substantially the same proportion as their ownership of the Company immediately prior to such sale.

Effect of Actions Constituting Cause.  A participant's right to exercise outstanding Periodic Options granted under the 2001 Plan will terminate if the Board determines that such participant has engaged in dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company, or any material breach of any confidentiality or non-compete agreement with the Company. A participant's Elective Options and other benefits attributable to the participant's participation in the 2001 Plan including balances in the participant's accounts will not be forfeited.

Source of Payments; Nature of Interests.  The 2001 Plan is unfunded for tax purposes. All benefits and costs under the 2001 Plan will be paid from the Company 's general assets, and participants have no greater rights to receive benefits than any unsecured general creditor of the Company. The Company may establish a trust with an independent corporate trustee for the purpose of paying such benefits. The benefits payable under the 2001 Plan may not be sold, transferred, assigned, pledged, encumbered or subjected to any charge or legal process, except as described under the heading "Material Terms of Options" above.

Amendment of the 2001 Plan.  The Board may suspend or terminate all or any part of the 2001 Plan at any time, and may amend the 2001 Plan from time to time to conform the 2001 Plan to any change in applicable laws or regulations or in any other respect the Board may deem advisable.

Termination of the 2001 Plan.  Any benefits to which participants in the 2001 Plan have become entitled prior to the effective date of termination of the 2001 Plan will continue to be paid in accordance with the provisions of the 2001 Plan. No Options may be granted after such termination. Options outstanding upon termination of the 2001 Plan may continue to be exercised according to their terms.

Material Federal Income Tax Consequences

The following description of federal income tax consequences is based on current statutes, regulations and interpretations. State, local and foreign income tax consequences are not described. The description is not intended to address specific tax consequences applicable to an individual participant in the 2001 Plan.

Options.  Neither the participant nor the Company incurs any federal income tax consequences as a result of the grant of a Periodic Option or an Elective Option. Upon exercise of an Option, a participant will recognize ordinary income equal to the difference between the fair market value of the shares purchased, determined on the date of exercise, and the consideration paid for the shares. Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered or attested to in payment of an Option exercise price. Special rules that apply if a participant elects to defer receipt of shares issuable upon the stock-for-stock exercise of Options are described in the paragraph below titled "Deferrals."

At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of an Option, any gain or loss will be a capital gain or loss. Whether the gain or loss constitutes long or short-term capital gain or loss will depend upon the length of time the participant held the stock prior to its disposition.

If a participant transfers an Option during his or her lifetime, the difference between the fair market value of the shares that can be purchased under the transferred Option and the consideration that would be required to be paid for such shares, determined on the date of the transfer, would constitute a gift subject to federal gift tax law. The transferor participant will recognize ordinary income when the transferee exercises the Option equal to the difference between the fair market value of the shares purchased, determined on the date of exercise, and the consideration paid for the shares. Any gain or loss recognized by the transferee upon a subsequent disposition of the Common Stock obtained upon exercise of a transferred Option will be reportable by the transferee.

In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of an Option for any amounts includable in the taxable income of the participant as ordinary income.

Share Unit Compensation.  The Company believes that a participant's receipt of credits to his or her Share Account as a result of Share Unit Compensation paid pursuant to the 2001 Plan will not be a taxable event for federal income tax purposes. A participant will generally not recognize taxable income until he or she receives distributions of shares of Common Stock, when the then market value of the distributed shares will be taxable as ordinary income. A participant will generally recognize a capital gain or loss upon a subsequent taxable sale or disposition of any Common Stock received under the 2001 Plan. Whether the gain or loss constitutes long or short-term capital gain or loss will depend upon the length of time the participant held the stock prior to its disposition.

In general, the Company will be entitled to a compensation expense deduction for any amounts includable in the taxable income of a participant as ordinary income.

Deferrals.  The Company believes that a participant's election to defer the receipt of Other Compensation or shares of Common Stock upon the stock-for-stock exercise of an Option or to elect to have Share Unit Compensation credited to his or her Option Cash Account pursuant to the 2001 Plan will not be a taxable event for federal income tax purposes. A participant will generally not recognize taxable income until he or she receives distributions of cash or shares of Common Stock or in the case of the Option Cash Account, until the Elective Option into which the Option Cash Account is converted is exercised in a taxable exercise. A participant will generally recognize a capital gain or loss upon a subsequent taxable sale or disposition of any Common Stock received under the 2001 Plan. Whether the gain or loss constitutes long or short-term capital gain or loss will depend upon the length of time the participant held the stock prior to its disposition.

In general, the Company will be entitled to a compensation expense deduction for any amounts includable in the taxable income of a participant as ordinary income.

Options and Share Units Granted and Deferrals Made Under the Plan

As of the date of this Proxy Statement, no Options have been granted, no Share Unit Compensation has been paid and no deferrals of Other Compensation or receipt of shares of Common Stock upon the stock-for-stock exercise of an Option have been made under the Plan. However, on February 23, 2001, the Board established compensation levels for Board service for the year commencing with the date of the Annual Meeting. Assuming those compensation levels remain in effect for the year following the date of the Annual Meeting and the Company's stockholders approve the 2001 Plan, each of the four Class III non-employee directors being elected on the date of the Annual Meeting, as well as Mr. Hamelmann who has not received an option under the 1995 Option Plan, will be granted, on the Annual Meeting Date, Periodic Options having an economic value, as determined by the Board, equal to $55,000. The exact number of shares subject to the Periodic Option is not determinable at this time as it is based upon the Market Price of the Company's Common Stock on the date of grant. It is anticipated that directors who hold unvested options from previous option grants made under the 1995 Option Plan will not receive Periodic Option grants in 2001.

Each non-employee director will receive Share Unit Compensation over the year commencing with the Annual Meeting having an economic value of $25,000. Each non-employee director may also elect to have (i) up to 100 percent of his or her other cash compensation (e.g., retainer and fees for attending Board meetings and committees and for chairing a Board Committee) for service on the Board credited to his or her Cash Account, Share Account and Option Cash Account for conversion into Elective Options and (ii) up to 100 percent of his or her Share Unit Compensation credited to his or her Option Cash Account for conversion into Elective Options. The number of Elective Options which will be granted is not determinable at this time as it is based on amounts credited to the Option Cash Account, and the market price of the Company's common stock on the date of grant.

All current non-employee directors and certain former non-employee directors will have balances in their cash accounts and/or share accounts under the Prior Deferral Plans, which will become, on the date of the Annual Meeting and assuming the Company's stockholders approve the 2001 Plan, balances under the equivalent Cash Account or Share Account under the 2001 Plan. As of January 1, 2001, the number of share units in the share account and the dollar value of the cash account under the Prior Deferral Plans for each current non-employee director of the Company and the former non-employee directors as a group are as follows:

Name	Number of Share Units		Dollar Value of Cash Account

Leslie S. Biller	5,720		0
Ruth S. Block	40,742		0
Jerry A. Grundhofer	2,796		0
Stefan Hamelmann	0	(1)	0
James J. Howard	9,554		0
William L. Jews	2,918		0
Joel W. Johnson	6,810		$24,565
Ulrich Lehner	0	(1)	0
Jerry W. Levin	7,856		0
Robert L. Lumpkins	1,990		0
Hugo Uyterhoeven	7,241		0
Former non-employee directors as a group	23,439		$43,355
(1)
Messers. Hamelmann and Lehner joined the Board of Directors subsequent to January 1, 2001.

The Board of Directors recommends a vote FOR the adoption of the Company's 2001 Non-Employee Director Stock Option and Deferred Compensation Plan.

AUDIT COMMITTEE REPORT

The Audit Committee has (i) reviewed and discussed the audited financial statements of the Company with respect to the year ended December 31, 2000 with management, (ii) discussed with PricewaterhouseCoopers LLP (the Company's independent accountants) the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, (Codification of Statements on Auditing Standards, AU Section 380), and (iii) has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and has discussed with PricewaterhouseCoopers LLP their independence. Based on the review and discussions referred to in the preceding sentence, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

Ruth S. Block	Joel W. Johnson
James J. Howard	Robert L. Lumpkins
William L. Jews	Hugo Uyterhoeven

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

Upon the recommendation of its Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP as independent accountants to audit the consolidated financial statements of the Company for the year ending December 31, 2001 and to perform other appropriate audit, accounting and consulting services. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting of Stockholders. They will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

Under the laws of the State of Delaware, stockholder ratification of the appointment of independent accountants is not required. However, the Company deems it advisable to submit the appointment of PricewaterhouseCoopers LLP for stockholder consideration and ratification. If the appointment is not ratified, the Board of Directors will reconsider the matter, but will not be required to change its decision to appoint PricewaterhouseCoopers LLP as independent accountants. The Board of Directors recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for the Company.

PricewaterhouseCoopers LLP has provided audit and non-audit services to the Company in 2000, the aggregate fees and expenses of which are shown below.

INDEPENDENT ACCOUNTANT'S FEES

Audit Fees

The aggregate fees and expenses of PricewaterhouseCoopers LLP for professional services provided for (i) the audit of the consolidated financial statements for the year ended December 31, 2000 included in the Company's Annual Report on Form 10-K, (ii) the reviews of the interim consolidated financial information included in the Company's 2000 Quarterly Reports on Form 10-Q, and (iii) the audit of the combined financial statements of Henkel-Ecolab for its fiscal year ended November 30, 2000, which are also included in the Company's Annual Report on Form 10-K, were $1,722,000.

Financial Information Systems Design and Implementation Fees

PricewaterhouseCoopers LLP did not render any professional services related to financial information systems design and implementation for the most recent fiscal year.

All Other Fees

The aggregate fees and expenses billed by PricewaterhouseCoopers LLP for all other services provided to the Company for the year ended December 31, 2000, were $3,278,000. These include, but are not limited to, fees and expenses related to certain international subsidiary statutory audits, benefit plan audits, services in connection with business acquisitions and divestitures, Company tax planning and expatriate taxes.

The Audit Committee has considered whether the provision of the services covered by the two immediately preceding paragraphs (i.e., "Financial Information Systems Design and Implementation Fees" and "All Other Fees") is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has determined that such services did not impair their independence.

OTHER MATTERS

Proxy Solicitation

The Company will bear the cost of the preparation and solicitation of proxies, including the charges and expenses of brokerage firms, banks or other nominees for forwarding proxy material to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, the Internet or personally. The Company has retained Georgeson Shareholder Communications, Wall Street Plaza, New York, NY 10005, to aid in the solicitation of proxies for a fee of $8,000 plus expenses. Proxies may also be solicited by certain directors, officers and employees of the Company without extra compensation.

Future Stockholder Proposals—Deadline for Inclusion in Proxy

Any stockholder proposal to be considered by the Company for inclusion in the Proxy Statement and form of proxy for next year's Annual Meeting of Stockholders, expected to be held in May, 2002, must be received by the Secretary of the Company at the Company's principal executive offices located at the address found at the top of page 1, no later than November 30, 2001.

Other Stockholder Proposals/Director Nominations—Deadline for Consideration

Stockholder proposals not included in a proxy statement for an Annual Meeting as well as proposed stockholder nominations for the election of directors at an annual meeting must each comply with advance notice procedures set forth in the By-Laws of the Company in order to be properly brought before that Annual Meeting of Stockholders. In general, written notice of a stockholder proposal or a director nomination must be delivered to the Secretary of the Company not less than 90 days nor more than 135 days prior to the anniversary date of the preceding Annual Meeting of Stockholders. With regard to next year's Annual Meeting of Stockholders, expected to be held in May 2002, the written notice must be received between December 27, 2001 and February 10, 2002 inclusive.

In addition to timing requirements, the advance notice provisions of the By-laws contain informational content requirements which must also be met. A copy of the By-Law provisions governing these timing procedures and content requirements may be obtained by writing to the Secretary of the Company.

If the presiding officer of the Annual Meeting of Stockholders determines that business, or a nomination, was not brought before the meeting in accordance with the By-Law provisions, such business shall not be transacted or such defective nomination shall not be accepted.

                          By Order of the Board of Directors

                          KENNETH A. IVERSON
                          Vice President and Secretary

March 30, 2001

EXHIBIT

AUDIT COMMITTEE CHARTER

Membership and Organization

The members of the Audit Committee shall be comprised of not less than three members. The Committee shall meet the independence and financial experience requirements established by the New York Stock Exchange and possess the personal characteristics appropriate to the Committee's role. The members of the Committee shall be appointed by the Board upon the recommendation of the Governance Committee.

Objective

The Committee shall assist the Board of Directors in fulfilling their responsibilities to monitor (1) the quality and integrity of the Corporation's consolidated financial statements and Management's financial control of operations, (2) the independence and performance of the independent accountants, (3) the role and performance of the internal audit function and (4) the Corporation's compliance with legal and regulatory requirements. In performing its duties, the Committee shall maintain effective working relationships with the Board of Directors, Management, the internal auditors and the independent accountants.

The Committee's authorities and responsibilities as set forth herein are intended to assist it and the Board of Directors in its monitoring and oversight role. It remains the responsibility of Management to prepare complete and accurate financial statements in accordance with GAAP, to maintain financial control of operations and assure compliance with laws and regulations. It remains the responsibility of the independent accountants to plan and conduct the annual audit and express their opinion on the consolidated financial statements in accordance with professional standards.

Authority

The Committee shall oversee, on behalf of the Board of Directors, the work of the other participants in the financial reporting and financial control process. To facilitate that role:

  •
  It is expressly recognized that the independent accountants are ultimately accountable to the Board of Directors and to the Committee. The Board of Directors has the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent accountants. The Committee shall assist the Board in these responsibilities and make recommendations.
  •
  The Committee (i) shall have unrestricted access to the Corporation's personnel and records and will be given the resources to discharge its duties, (ii) may conduct investigations into matters brought to its attention during the conduct of its duties and may meet with the Corporation's outside counsel and General Counsel, and retain special legal, accounting or other consultant persons having special competence as necessary and (iii) may advise the independent accountants, the Director of Internal Audit and any other participant in the financial reporting and financial control process that they may at any time communicate directly with the Committee on a confidential basis.
  •
  The activities and findings of the Committee shall be reported to the Board and minutes of Committee meetings shall be prepared and sent to each member of the Board.

  Responsibilities

  1. Financial Reporting:  Monitor and make recommendations concerning the integrity of the consolidated financial statements and related disclosures made by Management, and Management's procedures to comply with laws and regulations governing such statements and disclosures. Without limitation, the Committee shall:

  (a)
  Review the scope and extent of services to be provided by the independent accountants during the year, including their audit examination and staffing for the audit, as well as non-audit services. Review related fees.
  (b)
  Review factors related to the independence of the independent accountants. This shall include (i) ensuring receipt on a periodic basis, of a formal written statement from the independent accountants delineating all relationships between the independent accountants and the Corporation consistent with Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") as may be modified or supplemented, (ii) actively engaging in dialogue with the independent accountants with respect to any disclosed relationships or services which may impact the objectivity and independence of the independent accountants and (iii) recommending that the Board of Directors take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.
  (c)
  Review and discuss with Management and the independent accountants, the audited consolidated financial statements prior to filing the Form 10-K. Without limiting the Committee, this review shall encompass major issues regarding accounting and auditing principles and practices, significant financial reporting issues, and judgments made in connection with the preparation of the consolidated financial statements, major difficulties or disagreements with Management which occurred in the course of the audit, as well as any other matter to be discussed with the independent accountants, pursuant to Section SAS 61 ("Codification of Statements on Auditing Standards, AU Section 380") as may be modified or supplemented.

  (d)
  Recommend to the Board of Directors, based on its review and discussions referred to in 1(b) - (c) whether the audited consolidated financial statements should be included in the Company's Annual Report on Form 10-K.
  (e)
  Assess and discuss the recommendations contained in the independent accountants' "Report to Management."
  (f)
  Obtain assurances from the independent accountants that Section 10A of the Private Litigation Reform Act has not been implicated.
  (g)
  If the year-end earnings press release is published prior to the Committee meeting envisioned in 1(c), review and discuss with Management and the independent accountants the year-end financial results prior to the issuance of the earnings press release. The Chair of the Committee may represent the Committee for the purpose of this review and the review need focus only on unusual or significant items.
  (h)
  Review and monitor the process Management has established to ensure the integrity of interim reporting and review and discuss the interim results with Management and the independent accountants prior to the issuance of the quarterly earnings press release. The Chair of the Committee may represent the Committee for the purpose of this review and the review need focus only on unusual or significant items.
  (i)
  Review major changes to the Corporation's accounting principles as proposed by Management or the independent accountants.
  (j)
  Review periodically the impact of significant accounting or reporting developments which may affect the Corporation.
  (k)
  Review periodically with Management the Corporation's major financial risk exposures and the steps Management has taken to monitor and mitigate such exposures.

  2. Internal Accounting Control:  Monitor and make recommendations concerning the effectiveness of the Corporation's system of internal controls. Without limitation, the Committee shall:

  (a)
  Review the appointment and replacement of the Director of the Internal Audit Department.
  (b)
  Review the activities, organizational structure and qualifications of the Internal Audit Department.
  (c)
  Inquire of the Director of Internal Audit and the independent accountants the extent to which their planned audit scope can be relied on to detect material weaknesses in internal controls, the occurrence of fraudulent financial reporting, and in the case of the independent accountants, illegal acts as contemplated by Section 10A of the Securities Exchange Act of 1934.

  3. Appointment of Independent Accountants: Review the performance (including their compliance with independence requirements) of the independent accountants and recommend the appointment, reappointment or replacement of the independent accountants to the Board of Directors.

  4. Corporate Compliance: Monitor and make recommendations concerning the Corporation's procedures to maintain effective controls against employee conflict of interest and fraud and comply with related laws. Without limitation, the Committee shall:

  (a)
  Review Management's program to monitor compliance with the Corporation's code of conduct and the Foreign Corrupt Practices Act.
  (b)
  Review significant related party transactions.
  (c)
  Review the policies and procedures in effect for the review of officer expenses and purchases.
  (d)
  Review the findings of any relevant examinations by the Securities and Exchange Commission.

  5. Henkel-Ecolab:  Perform similar oversight functions as appropriate or necessary with regard to Henkel-Ecolab.

  6. Performance Review:  Perform an annual review of the performance of the Committee.

  7. Charter Recommendation:  Annually review and assess the adequacy of the Committee Charter and make recommendations to the Board of Directors relating to the Committee's charter and the Committee's core meeting agenda for the upcoming year.

  8. Private Meetings:  Meet privately (and at least once annually) with the independent accountants, the Chief Financial Officer, the Chief Accounting Officer and the Director of Internal Audit.

  9. Audit Committee Report:  Ensure preparation of the report required by the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

ECOLAB INC.

2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND
DEFERRED COMPENSATION PLAN

    1.  Description.

      1.1.  Name.  The name of the Plan is the "Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan."

      1.2.  Purposes.  The purpose of the Plan is to attract and retain the services of experienced and knowledgeable non-employee directors by providing such directors with greater flexibility in the form and timing of receipt of compensation for their service on the Board of Directors and an opportunity to obtain a greater proprietary interest in the Company's long-term success and progress through the receipt of Options and Annual Share Units and the deferral of cash compensation in the form of credits to their Share Accounts, Cash Accounts or Option Cash Accounts and the deferral of the receipt of Shares issuable upon the stock-for-stock exercise of Options, thereby aligning such directors' interests more closely with the interests of the Company's stockholders.

      1.3.  Type.  The Plan is maintained primarily for the purpose of compensating Qualified Directors and providing them with the opportunity to obtain equity-based compensation and to defer cash compensation. The Plan is intended to be unfunded for tax purposes. It will be construed and administered in a manner that is consistent with and gives effect to the foregoing.

      1.4.  Components of Director Compensation.  Qualified Directors who are eligible pursuant to Section 2.1 will receive Periodic Options, Share Unit Compensation and Other Director Compensation as part of their annual compensation for services rendered as directors of the Company, as determined by the Board from time to time. Qualified Directors who are eligible pursuant to Section 2.1 may defer the receipt of some or all of their Other Director Compensation in the form of credits to their Cash Accounts, Share Accounts and Option Cash Accounts. Qualified Directors who are eligible pursuant to Section 2.1 may elect in lieu of the receipt of Share Unit Compensation to receive credits to their Option Cash Accounts. Balances in Qualified Directors' Option Cash Accounts will convert into Elective Options. Qualified Directors may elect to defer receipt of Shares issuable upon the stock-for-stock exercise of Periodic or Elective Options.

    2.  Participation.

      2.1.  Eligibility.

        (a) Each individual who is a Participant under any of the Prior Deferred Compensation Plans will be eligible to have credits made to his or her Cash Account and Share Account pursuant to Section 4.

        (b) Each individual who is a Qualified Director at any point during a Credit Period with respect to which a credit is made pursuant to Section 5.1 is eligible to have such credit made to his or her Share Account pursuant to Section 5.1.

        (c) Each individual who is a Qualified Director on the first day of an Election Period is eligible to make deferral elections pursuant to Section 5.2 with respect to such Election Period. An individual who becomes a Qualified Director after the first day of the Election Period is eligible to make a deferral election pursuant to Section 5.2 with respect to the remainder of such Election Period. Any deferral election under Section 5.2 by a Participant who receives a distribution pursuant to Section 9.3(a) or 9.3(c) will be suspended, and no further amounts will be deferred under such section, until the first anniversary of such distribution. Each individual who has made a valid election pursuant to Section 5.2 and is a Qualified Director at any point during a Credit Period with respect to which a credit is made pursuant to Section 5.2 is eligible to have such credit made to his or her Account pursuant to Section 5.2.

        (d) Each individual who is a Qualified Director on the first day of an Election Period is eligible to make an election pursuant to Section 5.3 with respect to such Election Period. An individual who becomes a Qualified Director after the first day of the Election Period is eligible to make an election pursuant to Section 5.3 with respect to the remainder of such Election Period. Each individual who has made a valid election pursuant to Section 5.3 and is a Qualified Director at any point during a Credit Period with respect to which a credit is made pursuant to Section 5.3 is eligible to have such credit made to his or her Option Cash Account pursuant to Section 5.3.

        (e) Each Qualified Director is eligible to receive Elective Options pursuant to Section 7.

        (f)  Each Qualified Director is eligible to receive Periodic Options pursuant to Section 8.

        (g) Each Qualified Director is eligible to defer receipt of Shares issuable upon the stock-for-stock exercise of Options pursuant to Section 5.4.

      2.2.  Ceasing to be Eligible.  An individual who ceases to be a Qualified Director is not eligible to receive Elective Options pursuant to Section 7 or Periodic Options pursuant to Section 8 or to make any elections or receive further credits pursuant to Section 5, other than such credits relating to the period prior to such cessation.

      2.3.  Condition of Participation.  Each Participant, as a condition of participation in the Plan, is bound by all the terms and conditions of the Plan and the Plan Rules, including but not limited to the reserved right of the Company to amend or terminate the Plan, and must furnish to the Administrator such pertinent information, and execute such election forms and other instruments, as the Administrator or Plan Rules may require by such dates as the Administrator or Plan Rules may establish.

      2.4.  Termination of Participation.  An individual will cease to be a Participant as of the date on which he or she is neither eligible to receive Elective Options pursuant to Sections 2.2 and 7, Periodic Options pursuant to Sections 2.2 and 8, nor to make any elections or receive further credits pursuant to Sections 2.2, 5 and 6 and his or her outstanding Options have been exercised, cancelled or expired and his or her entire Account balances have been distributed.

    3.  Participant Cash, Option Cash and Share Accounts.  For each Participant, the Administrator will establish and maintain a Cash Account, a Share Account and an Option Cash Account to evidence amounts credited with respect to the Participant pursuant to Sections 4, 5 and 6. Subject to Section 9.3(c), each Participant will always have a fully vested nonforfeitable interest in his or her Account.

    4.  Carryover Credits from Prior Deferred Compensation Plans.  At the Effective Time, the Cash Account and Share Account of each Participant will be credited with the amount of cash or Share Units, if any, in such Participant's corresponding cash account and share account, as the case may be, under the Prior Deferred Compensation Plans, which will then be reduced to zero.

    5.  Compensation and Deferral Credits.

      5.1.  Share Unit Compensation: Credits to Share Account.  Commencing with respect to services to be performed after the Annual Meeting Date in 2001, each Qualified Director will receive additional annual compensation (the "Share Unit Compensation") in the form of credits to the Qualified Director's Share Account, subject to any election made by the Qualified Director pursuant to Section 5.3 to receive credits to the Qualified Director's Option Cash Account in lieu of Share Unit Compensation. The amount of the Share Unit Compensation will be expressed in

2

  U.S. dollars and determined from time to time by the Board. A Qualified Director's Share Account will be credited pursuant to this section on the last day of each Credit Period (a "Credit Date") with, the number of whole and fractional Share Units equal to the quotient of: (a) the dollar amount of the Share Unit Compensation allocated to such full Credit Period, divided by (b) the Market Price on the Credit Date. If a Qualified Director has not served for the entire Credit Period for which the Share Unit Compensation relates, the amount credited to the Qualified Director's Share Account will be based on the dollar amount of the Share Unit Compensation earned by the Qualified Director during the portion of the Credit Period for which he or she served.

      5.2.  Other Director Compensation: Credits to Cash, Option Cash and Share Accounts.  Elective deferrals of Other Director Compensation will be made in accordance with the following rules:

        (a)  Election to Defer Other Director Compensation.  Commencing with respect to services to be performed after the Annual Meeting Date in 2001, each Qualified Director may elect, in accordance with this section to defer the receipt of all or a portion (in increments of ten percent) of his or her Other Director Compensation relating to an Election Period in the form of credits to his or her Cash Account, Option Cash Account and/or Share Account. Any such deferral election will automatically apply to the Participant's Other Director Compensation, as the amount of such Other Director Compensation is adjusted from time to time.

        (b)  Time of Filing Election.  A deferral election pursuant to this section will not be effective unless it is made on a properly completed election form received by the Administrator before the first day of the Election Period to which the deferral election relates or, in the case of an individual who becomes a Qualified Director on or after the first day of the Election Period, within 30 days after the date such individual becomes a Qualified Director. Any election delivered or deemed to be delivered under this Section 5.2(b) applies only to Other Director Compensation relating to services performed after the effective date of the election. Any deferral election in effect under a Prior Deferred Compensation Plan will terminate automatically as of the Annual Meeting Date in 2001.

        (c)  Allocation of Deferral.  In conjunction with each deferral election made pursuant to this section, a Qualified Director must elect, in accordance with and subject to the Plan Rules, how the deferral is to be allocated (in increments of ten percent only) among his or her Cash Account, Option Cash Account and Share Account. The sum of such percentages must not exceed 100 percent. Any portion of the deferral for which no election is made will be allocated to the Qualified Director's Cash Account.

        (d)  Credits.  Unless otherwise provided in this Section 5.2(d), Other Director Compensation deferred pursuant to this section will be credited to a Qualified Director's Cash Account, Share Account and Option Cash Accounts, as elected, as of the last day of each Credit Period. Such credits to the Qualified Director's Cash Account and Option Cash Account will be in United States dollars equal to the amount of the deferral allocated to each such Account. Such credits to a Qualified Director's Share Account will be the number of whole and fractional Share Units determined by dividing the United States dollar amount of the deferral allocated to the Share Account by the Market Price of a Share on the Credit Date. If a Qualified Director has not served or will not serve for the entire Credit Period for which the Other Director Compensation relates, the amounts credited to the Qualified Director's Cash Account, Share Account and Option Cash Account, as elected, on the last day of the Credit Period will be based on the amount of the deferral allocated to each such Account that the Qualified Director has earned during the portion of the Credit Period for which he or she served. Notwithstanding the above, the Option Cash Account of a Qualified Director who will cease to be a member of the Board will be credited pursuant to this section

3

    on the date the Qualified Director will cease to be a member of the Board as opposed to the last day of the Credit Period.

        (e)  Succeeding Election Periods.  A deferral election pursuant to this section will remain in effect until revoked or modified for future Election Periods by the Qualified Director by delivering a new deferral election not later than the day before the first Election Period to which the new deferral election relates.

        (f)  Irrevocability.  A deferral election for a given Election Period is irrevocable after the latest date by which the deferral election is required to be given to the Administrator for such Election Period.

      5.3.  Share Unit Compensation: Election to Credit Option Cash Account.  In lieu of receiving credits to a Participant's Share Account pursuant to Section 5.1, a Qualified Director may elect to receive credits to the Qualified Director's Option Cash Account (in increments of ten percent only), which credits will convert into Elective Options pursuant to Section 7.

        (a)  Time of Filing Election.  An election made pursuant to this section will not be effective unless it is made on a properly completed election form received by the Administrator before the first day of the Election Period to which the election relates or, in the case of an individual who becomes a Qualified Director on or after the first day of the Election Period, within 30 days after the date such individual becomes a Qualified Director. Any such election applies only to the Share Unit Compensation for services performed after the effective date of the election, and will automatically apply to the Qualified Director's Share Unit Compensation, as the amount of such Share Unit Compensation is adjusted from time to time.

        (b)  Credits.  Unless otherwise provided in this Section 5.3(b), credits to the Qualified Director's Option Cash Account pursuant to this section will be made on the last day of each Credit Period and will be in United States dollars equal to the dollar amount of the Share Unit Compensation allocated to such full Credit Period. If a Qualified Director has not served or will not serve for the entire Credit Period for which the Share Unit Compensation relates, the amount credited to the Qualified Director's Option Cash Account on the last day of the Credit Period will be based on the dollar amount of the Share Unit Compensation allocated to the Qualified Director's Option Cash Account that the Qualified Director has earned during the portion of the Credit Period for which he or she served. Notwithstanding the above, the Option Cash Account of a Qualified Director who will cease to be a member of the Board will be credited pursuant to this section on the date the Qualified Director will cease to be a member of the Board as opposed to the last day of the Credit Period.

        (c)  Succeeding Election Periods.  An election pursuant to this section will remain in effect until revoked or modified for future Election Periods by the Qualified Director by delivering a new election before the first day of the Election Period to which the new election relates.

        (d)  Irrevocability.  An election for a given Election Period is irrevocable after the latest date by which the election is required to be given to the Administrator for such Election Period.

      5.4.  Credits to Share Account Relating to Receipt of Shares Issuable Upon the Stock-for-Stock Exercise of Options.  Each Qualified Director may elect, in accordance with this section and any other rules and procedures as the Administrator deems appropriate, to defer receipt of all or a portion of the Shares issuable upon the stock-for-stock exercise of an Option granted under the Plan.

4

        (a)  Time of Filing Election.  An election made pursuant to this section will not be effective unless it is made on a properly completed election form received by the Administrator at least six months prior to the Qualified Director's exercise of the Option covered by the deferral election.

        (b)  Qualified Director Status.  An election made pursuant to this section will not be effective unless the Participant is a Qualified Director both at the time of execution of the deferral election and at the time of the exercise of the Option, receipt of the Shares of which will be deferred.

        (c)  Required Stock-for-Stock Payment of Exercise Price.  The Qualified Director must pay the Option exercise price by attestation as to ownership of Previously Acquired Shares.

        (d)  Credits.  Receipt of Shares deferred with respect to an Option pursuant to this section will be credited to a Qualified Director's Share Account as of the day of exercise of such Option. The number of Share Units credited to the Qualified Director's Share Account will equal the number of Shares with respect to which the Option was exercised pursuant to this Section 5.4 by the Qualified Director, net of the number of Shares attested to in payment of the exercise price pursuant to this Section 5.4.

        (e)  Irrevocability.  An election pursuant to this section is irrevocable.

    6.  Earnings Credits.

      6.1.  Earnings Credits to Cash and Option Cash Accounts.

        (a)  General Rule.  Except as otherwise provided in Section 6.1(b), as of the last day of each Credit Period after any credits have been made pursuant to Section 5 on such date, a Participant's Cash Account and Option Cash Account will be credited with interest, calculated on the balance in the Cash Account and Option Cash Account as of the last day of the immediately preceding calendar month and on the Credit Date at the Prime Rate in effect on each such date.

        (b)  Upon Termination of Service.  The Option Cash Account of a Qualified Director who ceases to be a member of the Board and has elected to receive credits to his or her Option Cash Account in lieu of Share Unit Compensation pursuant to Section 5.3 or has elected to receive credits to his or her Option Cash Account in lieu of all or part of his or her Other Director Compensation pursuant to Section 5.2, will, after any credits have been made pursuant to Section 5 on that date, be credited with interest, calculated on the balance in the Qualified Director's Option Cash Account as of the last day of the immediately preceding calendar month (if such date was not a Credit Date) and on the date the Qualified Director ceases to be a member of the Board, at the Prime Rate in effect on each such date.

        6.2.  Earnings Credits to Share Accounts.  A Participant's Share Account will be credited as of the date on which dividends are paid on Shares with that number of whole and fractional Share Units determined by dividing the dollar amount of the dividends that would have been payable to the Participant if the number of Share Units credited to the Participant's Share Account on the record date for such dividend payment had then been Shares registered in the name of such Participant by the Market Price of a Share on the date as of which the credit is made.

    7.  Conversion of Option Cash Accounts into Elective Options.

      7.1.  Grant of Elective Options Twice Per Year.  Except as otherwise provided in Section 7.2, a Qualified Director who has elected to receive credits to his or her Option Cash Account in lieu of Share Unit Compensation pursuant to Section 5.3 or has elected to receive credits to his or her

5

  Option Cash Account in lieu of all or part of his or her Other Director Compensation pursuant to Section 5.2, will be granted, as of each Annual Meeting Date and November 1st an option to purchase the number of whole Shares (rounded up to the next whole share) determined by multiplying four (4) by the quotient obtained by dividing the then dollar value of the Qualified Director's Option Cash Account as of the end of the immediately preceding Credit Period by the Market Price on the date of grant (an "Elective Option"). Whenever an Elective Option is granted, the Participant's Option Cash Account will be reduced to zero. The other terms of the Elective Option are set forth in Section 10.

      7.2.  Grant of Elective Options Immediately Before Termination of Service.  A Qualified Director who ceases to be a member of the Board and has elected to receive credits to his or her Option Cash Account in lieu of Share Unit Compensation pursuant to Section 5.3 or has elected to receive credits to his or her Option Cash Account in lieu of all or part of his or her Other Director Compensation pursuant to Section 5.2, will be granted, as of the day the Qualified Director ceases to be a member of the Board, but after any credits have been made to the Qualified Director's Option Cash Account pursuant to Sections 5.2(d), 5.3(b) and 6.1(b), an Elective Option to purchase the number of whole Shares (rounded up to the next whole share) determined by multiplying four (4) by the quotient obtained by dividing the then dollar value of the Qualified Director's Option Cash Account by the Market Price on that date. Upon the grant of the Elective Option, the Qualified Director's Option Cash Account will be reduced to zero. The other terms of the Elective Option are set forth in Section 10. Notwithstanding the foregoing, if the number of Shares subject to the Elective Option to be granted pursuant to this section is less than 100, an Elective Option will not be granted to the Qualified Director pursuant to this section, but rather a distribution will be made of his or her Option Cash Account pursuant to Section 9.1 and Section 9.4, as applicable.

    8.  Periodic Options.

    A Qualified Director may be granted from time to time one or more options to purchase that number of whole Shares as determined by the Board in its sole discretion ("Periodic Options"). Periodic Options will be deemed to be granted as of the date specified in the grant resolution of the Board. The terms of the Periodic Options are set forth in Section 10.

    9.  Distributions.

      9.1.  Distribution of De Minimis Amount in Option Cash Account to a Participant Upon Termination of Service.  A Participant who ceases to be a member of the Board and is not granted an Elective Option pursuant to Section 7.2 will (after any credits have been made pursuant to Sections 5.2(d), 5.3(b) and 6.1(b)) receive a lump sum cash distribution from his or her Option Cash Account as soon as administratively practicable. The amount of the lump sum payment will be equal to the balance of the Participant's Option Cash Account as of the date of distribution (after any credits have been made pursuant to Sections 5.2(d), 5.3(b) and 6.1(b)), and the balance of the Option Cash Account will be reduced to zero.

      9.2.  Distribution of Cash and Share Accounts to a Participant Upon Termination of Service.

        (a)  Form of Distribution.  A Participant's Cash Account and Share Account will be distributed as provided in this section in a lump sum payment unless (i) the Participant elects, on a properly completed election form, to receive his or her distribution in the form of annual installment payments for a period of not more than 10 years and (ii) except when cessation results from Disability, the date on which he or she ceases to be a member of the Board follows by more than one year the date on which a properly completed election form is received by the Administrator. Any election made pursuant to this section may be changed from time to time upon the Administrator's receipt of a properly completed election form,

6

    provided that, unless cessation results from Disability, such change will not be valid and will not have any effect unless it is made more than one year prior to a Participant's cessation of service as member of the Board. A new election to change has no effect on any previous election until the new election becomes effective, at which time any previous election will automatically be void. (For example, if the Administrator receives an election to change on July 1 of year 1 and another election on September 1 of year 1, the July 1 election will become effective on July 1 of year 2 and will remain in effect through August 30 of year 2. On September 1 of year 2, the September 1 election will become effective.) Any election made pursuant to this section will apply to the entire balance of the Participant's Cash and Share Accounts attributable to credits with respect to the period through the date on which he or she ceases to be a member of the Board. If a Participant has a valid election in effect under any Prior Deferred Compensation Plan, such Participant's prior election will automatically be deemed to be the Participant's election under this section unless and until a new election is made and has become effective. Any distribution from a Participant's Cash Account will be made in cash only. Subject to Section 14, any distribution from a Participant's Share Account will be made in whole Shares only, rounded up to the next whole Share.

        (b)  Time of Distribution.  Distribution to a Participant will be made (if in lump sum) or commence (if in installments) as soon as administratively practicable after the next Credit Date after the Participant ceases to be a member of the Board; provided that if a lump sum distribution from a Participant's Share Account would otherwise be made after the record date for a dividend but before the payment date for such dividend, the distribution will be delayed and made as soon as administratively practicable after the earnings credits have been made to the Share Account pursuant to Section 6.2 on the payment date of the dividend (the "Time of Distribution").

        (c)  Amount of Distribution for Cash Account.

          (i)  Lump Sum.  The amount of a lump sum payment from a Participant's Cash Account will be equal to the balance of the Cash Account as of the Time of Distribution.

          (ii)  Installments.  The amount of each installment payment from a Participant's Cash Account will be determined by dividing the balance of the Cash Account as of the distribution date for such installment payment by the total number of remaining payments (including the current payment).

        (d)  Amount of Distribution for Share Account.

          (i)  Lump Sum.  A lump sum distribution from a Participant's Share Account will consist of the number of Shares equal to the number of Share Units credited to the Share Account as of the Time of Distribution, rounded up to the next whole Share.

          (ii)  Installments.  Each installment distribution from a Participant's Share Account will consist of the number of Shares determined by dividing the number of whole Share Units credited to the Share Account as of the distribution date for such installment distribution by the total number of remaining payments (including the current payment) and rounding the quotient to the next whole Share.

        (e)  Reduction of Account Balance.  The balance of the Cash or Share Account from which a distribution is made will be reduced, as of the date of the distribution, by the cash amount or number of Shares distributed.

      9.3.  Other Distributions from Cash, Option Cash and Share Accounts to a Participant.  The provisions of this section will apply notwithstanding Section 9.2 or any election by a Participant to the contrary.

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        (a)  Withdrawals Due to Unforeseeable Emergency.  A distribution will be made to a Participant from his or her Account if the Participant submits a written distribution request to the Administrator and the Administrator determines that the Participant has experienced an Unforeseeable Emergency. The amount of the distribution may not exceed the lesser of (a) the amount necessary to satisfy the emergency, as determined by the Administrator, or (b) the sum of the balances of the Participant's Accounts as of the date of the distribution, as the case may be. Payments made on account of an Unforeseeable Emergency will not be made to the extent that such Unforeseeable Emergency is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant's assets (to the extent that such liquidation would not itself cause severe financial hardship) or by cessation of deferrals under Section 5.2. Any distribution pursuant to this section will be made as soon as administratively practicable after the Administrator's determination that the Participant has experienced an Unforeseeable Emergency and in the form of a lump sum payment that is (a) in cash from the Cash and Option Cash Accounts and (b) in Shares (rounded up to the next whole Share). Any distribution pursuant to this section will be made first from the Participant's Cash Account, then from the Participant's Option Cash Account and then from the Participant's Share Account.

        (b)  Small Benefits.

          (i)  Cash Account.  Each installment distribution to a Participant who has ceased to be a member of the Board will be at least $2,500 or such smaller amount that equals the balance of the Participant's Cash Account.

          (ii)  Share Account.  If the balance of the Share Account of a Participant who has ceased to be a member of the Board is fewer than 100 Share Units as of the day of any installment distribution pursuant to Section 9.2(d)(ii), such remaining balance will be distributed to the Participant in the form of a lump sum distribution, that will consist of the number of Shares equal to the number of Share Units credited to the Share Account as of that date, rounded up to the next whole Share, as soon as administratively practicable. Each installment distribution to a Participant who has ceased to be a member of the Board must be at least 100 Share Units or such smaller number of Share Units that remains in the Participant's Share Account.

        (c)  Accelerated Distribution.  A Participant may, at any time, elect an immediate distribution of his or her Cash, Option Cash and Share Accounts in an amount equal to 90 percent of the sum of the balances of the Cash, Option Cash and Share Accounts as of the date of the distribution, in which case the remaining balances of such Accounts will be forfeited. The distribution will be made in the form of a lump sum payment as soon as administratively practicable after the Administrator's receipt of a written application in form prescribed by the Administrator. Any distribution pursuant to this section from a Participant's Cash and Option Cash Accounts will be made in cash. Any distribution pursuant to this section from a Participant's Share Account will be made in whole Shares (rounded up to the next whole Share). The balance of the Cash, Option Cash or Share Accounts from which a distribution is made will be reduced to zero as of the date of the distribution.

        (d)  Payment in Event of Incapacity.  If any individual entitled to receive any payment under the Plan is, in the judgment of the Administrator, physically, mentally or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for the individual, the Administrator may (but is not required to) cause the payment to be made to any one or more of the following as may be chosen by the Administrator: the Beneficiary (in the case of the incapacity of a Participant); the institution maintaining the individual; a custodian for the individual under the Uniform Transfers to

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    Minors Act of any state; or the individual's spouse, child, parent, or other relative by blood or marriage. The Administrator is not required to see to the proper application of any such payment, and the payment completely discharges all claims under the Plan against the Company, the Plan and the Trust to the extent of the payment.

        (e)  Reduction of Account Balance.  Except in the case of accelerated distributions pursuant to Section 9.3(c), the balance of the Cash, Option Cash or Share Account from which a distribution is made will be reduced, as of the date of the distribution, by the cash amount or number of Shares distributed, as the case may be.

      9.4.  Distribution of Cash, Option Cash and Share Accounts to a Beneficiary Upon Death of a Participant.

        (a)  Form.  Following a Participant's death, the balances of the Participant's Cash, Option Cash and Share Accounts will be distributed to the Participant's Beneficiary in a lump sum payment whether or not payments had commenced to the Participant in the form of installments prior to his or her death. Any distribution from a Participant's Cash and Option Cash Account will be made in cash and any distribution from a Participant's Share Account will be made in whole Shares, rounded up to the next whole Share.

        (b)  Time.  Distribution to a Beneficiary will be made as soon as administratively practicable after the next Credit Date after the date on which the Administrator receives notice of the Participant's death; provided that if a distribution from the Participant's Share Account would otherwise be made after the record date for a dividend but before the payment date for such dividend, the distribution will be delayed and made as soon as administratively practicable after the earnings credits have been made to the Share Account pursuant to Section 6.2 on the payment date of the dividend.

        (c)  Amount.  The amount of the lump sum payment from a Participant's Cash and Option Cash Accounts will be equal to the sum of the balances of the Cash and Option Cash Accounts on the date of distribution. A lump sum distribution from a Participant's Share Account will consist of the number of Shares equal to the number of Share Units credited to the Share Account, rounded up to the next whole Share.

        (d)  Reduction of Account Balance.  The balances of the Participant's Cash, Option Cash and Share Accounts will be reduced, as of the date of the distribution, to zero.

        (e)  Beneficiary Designation.

           (i) Each Participant may designate, in form prescribed by the Administrator, one or more primary Beneficiaries or alternative Beneficiaries to receive all or a specified part of the balance of his or her Cash, Option Cash or Share Accounts after his or her death, and the Participant may change or revoke any such designation from time to time. No such designation, change or revocation is effective unless signed by the Participant and received by the Administrator during the Participant's lifetime. If a Participant has a valid designation in effect under any Prior Deferred Compensation Plan, such Participant's prior designation will automatically be deemed to be the Participant's designation under this section unless and until a new designation is made and has become effective.

          (ii) Any portion of a Participant's Cash, Option Cash and Share Accounts for which the Participant fails to designate a Beneficiary, revokes a Beneficiary designation without naming another Beneficiary or designates one or more Beneficiaries, none of whom survives the Participant or exists at the time in question, will be paid to the Participant's surviving spouse or, if the Participant is not survived by a spouse, to the representative of the Participant's estate.

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          (iii) The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, become fixed as of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of the payment due such Beneficiary, the payment will be made to the representative of such Beneficiary's estate. Any designation of a Beneficiary by name that is accompanied by a description of the relationship or only by a statement of relationship to the Participant is effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

    10.  Terms of Options Granted Under the Plan.  All Options granted under the Plan will be governed by the following terms and conditions:

      10.1.  Non-Statutory Options.  All Options granted under the Plan will be non-statutory stock options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as may be amended from time to time (the "Code").

      10.2.  Option Exercise Price.  The exercise price per Share purchasable under an Option granted under the Plan will be equal to 100% of the Market Price on the date of grant of the Option.

      10.3.  Exercisability of Options.  Each Option granted under the Plan will be immediately exercisable.

      10.4.  Duration of Options.  Each Option granted under the Plan will terminate ten years after its Date of Grant. If the Participant ceases to serve as a director of the Company for any reason, then the Option will remain exercisable until the earlier of the expiration of five years after the date the Participant ceased to serve as a director of the Company or the remaining term of the Option.

      10.5.  Manner of Option Exercise.  An Option granted under the Plan may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan, by delivering in person, by facsimile or electronic transmission or through the mail notice of exercise to the Company at its principal executive office in St. Paul, Minnesota, and by paying in full the total exercise price for the Shares to be purchased in accordance with Section 10.6. Such notice will specify the particular Option that is being exercised (by the date of grant and total number of Shares subject to the Option) and the number of Shares with respect to which the Option is being exercised.

      10.6.  Payment of Exercise Price.  The total purchase price of the shares to be purchased upon exercise of an Option granted under the Plan will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Administrator, in its sole discretion and upon terms and conditions established by the Administrator, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, by tender, or attestation as to ownership, of Previously Acquired Shares, or by a combination of such methods. For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at the Market Price on the exercise date. Notwithstanding the foregoing, the exercise price payable upon the exercise of an Option by a Qualified Director who has a deferral election in effect under Section 5.4 must be made solely by attestation as to ownership, of Previously Acquired Shares.

      10.7.  Reload Options.  Each Participant who is a director of the Company will automatically be granted a Reload Option under the Plan when the Participant exercises the original underlying Option in whole or in part and satisfies some or all of the exercise price by tender or attestation of ownership of Previously Acquired Shares. Such Reload Option will be granted effective as of the date of exercise of the underlying Option, will provide the Participant the right to purchase the number of Shares tendered or attested to in exercising the underlying Option will have an exercise

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  price equal to the Market Price on the date of grant, will be immediately exercisable, will remain exercisable for the remaining term of the original underlying Option and will be subject to the other terms and conditions of the original underlying Option.

      10.8.  Restrictions on Transfer.

        (a) Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by Sections 10.8(b) and (c), no right or interest of any Participant in an Option granted under the Plan prior to the exercise of such Option will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

        (b) A Participant will be entitled to designate a beneficiary to receive an Option granted under the Plan upon such Participant's death, and in the event of a Participant's death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 14) may be made by, the Participant's legal representatives, heirs and legatees.

        (c) A Participant who is a director of the Company will be entitled to transfer all or a portion of an Option granted under the Plan, other than for value, to such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, any person sharing such Participant's household (other than a tenant or employee), a trust in which any of the foregoing have more than fifty percent of the beneficial interests, a foundation in which any of the foregoing (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests. Any permitted transferee will remain subject to all the terms and conditions applicable to the Participant prior to the transfer except that a transferee will have no rights to receive Reload Options under Section 10.7. A permitted transfer may be conditioned upon such requirements as the Administrator may, in its sole discretion, determine, including, but not limited to execution and/or delivery of appropriate acknowledgements, opinion of counsel, or other documents by the transferee.

      10.9.  Rights as a Stockholder.  No Participant will have any rights as a stockholder with respect to any Shares covered by an Option granted under the Plan until the Participant has exercised such Option, paid the exercise price and become the holder of record of such Shares, and, except as otherwise provided in Section 18.3, no adjustments will be made for dividends or other distributions or other rights as to which there is a record date preceding the date the Participant becomes the holder of record of such Shares.

      10.10.  Cash Payment for Options.  If a Change in Control of the Company occurs, then the Board, without the consent of any Participant affected thereby, may determine that some or all Participants holding outstanding Options granted under the Plan will receive, with respect to some or all of the Shares subject to such Options, as of the effective date of any Change in Control of the Company, cash in an amount equal to the excess of the Market Price of such Shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options.

    11.  Effects of Actions Constituting Cause.

    Notwithstanding anything in the Plan to the contrary, if a Participant is determined by the Board, acting in its sole discretion, to have committed any action which would constitute Cause as defined in Section 16.8, irrespective of whether such action or the Board's determination occurs before or after such Participant ceases to serve as a director of the Company, all rights of the Participant under the Plan attributable to unexercised Periodic Options granted under Section 8 and any agreements

11

evidencing a Periodic Option then held by the Participant will terminate and be forfeited without notice of any kind. Elective Options granted under Section 7 and benefits attributable to amounts credited to a Participant's Account pursuant to Sections 4 and 5 and any earnings credited with respect to such amounts pursuant to Sections 6.1 and 6.2 will not be forfeited.

    12.  Source of Payments: Nature of Interest.

      12.1.  Establishment of Trust.  The Company may establish a Trust with an independent corporate trustee. The Trust must be a grantor trust with respect to which the Company is treated as grantor for purposes of Code Section 677 and must provide that, upon the insolvency of the Company, Trust assets will be used to satisfy claims of the Company's general creditors. The Company will pay all taxes of any and all kinds whatsoever payable in respect of the Trust assets or any transaction with respect to the Trust assets. The Company may from time to time transfer to the Trust cash, marketable securities or other property acceptable to the Trustee in accordance with the terms of the Trust.

      12.2.  Source of Payments.  The Trustee will make distributions to Participants and Beneficiaries from the Trust in satisfaction of the Company's obligations under the Plan in accordance with the terms of the Trust. The Company is responsible for paying, from its general assets, any benefits attributable to a Participant's Account that are not paid by the Trust.

      12.3.  Status of Plan.  Nothing contained in the Plan or Trust is to be construed as providing for assets to be held for the benefit of any Participant or any other person or persons to whom benefits are to be paid pursuant to the terms of the Plan, the Participant's or other person's only interest under the Plan being the right to receive the benefits set forth herein. The Trust is established only for the convenience of the Company and the Participants, and no Participant has any interest in the assets of the Trust prior to distribution of such assets pursuant to the Plan. Until such time as Shares are distributed to a Participant, Beneficiary of a deceased Participant or other person, he or she has no rights as a shareholder with respect to any Share Units credited to a Share Account pursuant to the Plan. To the extent that the Participant or any other person acquires a right to receive benefits under the Plan or the Trust, such right is no greater than the right of any unsecured general creditor of the Company.

      12.4.  Non-Assignability of Benefits.  The benefits payable under the Plan and the right to receive future benefits under the Plan may not be anticipated, alienated, sold, transferred, assigned, pledged, encumbered, or subjected to any charge or legal process.

    13.  Payment of Withholding Taxes.

      13.1.  General Rules.  The Company and the Trustee are entitled to (a) withhold and deduct from any compensation, deferral and/or benefit payment pursuant to the Plan and other amounts that may be due and owing to the Participant or Beneficiary from the Company, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and other tax requirements attributable to the Plan and an Option, including, without limitation, the grant or exercise of an Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any Shares, with respect to an Option.

      13.2.  Special Rules.  The Company or the Trustee, as the case may be, in its sole discretion and upon terms and conditions established by the Company or the Trustee, as the case may be, may permit or require a Participant to satisfy, in whole or in part, any withholding or other tax obligation described in Section 13.1 by having such amounts withheld from any compensation, deferral and/or benefit payment pursuant to the Plan, by remitting such amounts to the Company or the Trustee, by electing to tender, or attest as to ownership of, Previously Acquired Shares, by delivery of a Broker Exercise Notice or a combination of such methods. For purposes of satisfying

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  a Participant's withholding or other tax obligation, Previously Acquired Shares tendered or covered by an attestation will be valued at their Market Price.

    14.  Securities Law and Other Restrictions.

    Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan to the contrary, neither the Company nor the Trustee is required to issue or distribute any Shares under the Plan, and a Participant or distributee may not sell, assign, transfer or otherwise dispose of Shares issued or distributed pursuant to the Plan, unless (a) there is in effect with respect to such Shares a registration statement under the Securities Act and any applicable securities laws of a state or foreign jurisdiction or an exemption from such registration under the Securities Act and applicable state or foreign securities laws, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Company, in its sole discretion, deems necessary or advisable. The Company or the Trustee may condition such issuance, distribution, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing Shares, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

    15.  Amendment and Termination.

      15.1.  Amendment.

        (a) The Company reserves the right to amend the Plan at any time to any extent that it may deem advisable. To be effective, an amendment must be stated in a written instrument approved in advance or ratified by the Board and executed in the name of the Company by its Chief Executive Officer or President and attested by the Secretary or an Assistant Secretary.

        (b) An amendment adopted in accordance with Section 15.1(a) is binding on all interested parties as of the effective date stated in the amendment; provided, however, that no amendment will have any retroactive effect so as to deprive any Participant, or the Beneficiary of a deceased Participant, of any benefit to which he or she is entitled under the terms of the Plan in effect immediately prior to the effective date of the amendment, determined as if such Participant had terminated service as a director immediately prior to the effective date of the amendment.

        (c) Without limiting Section 15.1(a), the Company reserves the right to amend the Plan to change the method of determining the earnings credited to Participants' Accounts pursuant to Sections 6.1 and 6.2 and to apply such new method not only with respect to the portion of the Accounts attributable to credits made after the date on which such amendment is adopted but also with respect to the portion of the Accounts attributable to credits made prior to the date on which such amendment is adopted and regardless of whether such new method would result in materially lower earnings credits than the old method.

        (d) The provisions of the Plan in effect at the termination of a Participant's service as a director will, except as otherwise expressly provided by a subsequent amendment, continue to apply to such Participant.

      15.2.  Termination.  The Company reserves the right to terminate the Plan at any time. The Plan will terminate as of the date specified by the Company in a written instrument by its authorized officers to the Administrator, adopted in the manner of an amendment. Upon the termination of the Plan, any benefits to which Participants have become entitled prior to the effective date of the termination will continue to be paid in accordance with the provisions of Section 9. No termination, suspension or amendment of the Plan may adversely affect any outstanding Option without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Administrator to take whatever action it deems

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  appropriate under Sections 10 and 18.3 of the Plan. Options outstanding upon termination of the Plan may continue to be exercised in accordance with their terms.

    16.  Definitions.

    The definitions set forth in this Section 16 apply unless the context otherwise indicates.

      16.1.  Account.  "Account" means the bookkeeping account or accounts maintained with respect to a Participant pursuant to Section 3.

      16.2.  Administrator.  The "Administrator" of the Plan is the Governance Committee of the Board or such other committee or person to whom administrative duties are delegated pursuant to the provisions of Section 17.1, as the context requires.

      16.3.  Annual Meeting Date.  "Annual Meeting Date" means the date on which the annual meeting of the Company's stockholders is held.

      16.4.  Beneficiary.  "Beneficiary" with respect to a Participant is the person designated or otherwise determined under the provisions of Section 9.4 as the distributee of benefits payable after the Participant's death. A person designated or otherwise determined to be a Beneficiary under the terms of the Plan has no interest in or right under the Plan until the Participant in question has died. A person will cease to be a Beneficiary on the day on which all benefits to which he, she or it is entitled under the Plan have been distributed.

      16.5.  Board.  "Board" means the board of directors of the Company.

      16.6.  Broker Exercise Notice.  "Broker Exercise Notice" means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer or their nominee.

      16.7.  Cash Account.  "Cash Account" means an Account to which deferred amounts are credited pursuant to Sections 4 and 5.2 and earnings thereon are credited pursuant to Section 6.1 in U.S. dollars.

      16.8.  Cause.  "Cause" means dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company or any subsidiary or any material breach of any confidentiality or non-compete agreement entered into with the Company or any subsidiary.

      16.9.  Change in Control.  "Change in Control" will be deemed to have occurred if the event set forth in any one of the following paragraphs will have occurred:

        (a) any "person" as such term is used in Sections 14(d) and 15(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes, including pursuant to a tender or exchange offer for shares of Common Stock pursuant to which purchases are made, the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, other than in a transaction arranged or approved by the Board prior to its occurrence; provided, however, that if any such person will become the beneficial owner, directly or indirectly, of securities of the Company representing 34% or more of the combined voting power of the Company's then outstanding securities, a Change in Control will be

14

    deemed to occur whether or not any or all of such beneficial ownership is obtained in a transaction arranged or approved by the Board prior to its occurrence, and other than in a transaction in which such person will have executed a written agreement with the Company (and approved by the Board) on or prior to the date on which such person becomes the beneficial owner of 25% or more of the combined voting power of the Company's then outstanding securities, which agreement imposes one or more limitations on the amount of such person's beneficial ownership of shares of Common Stock, if, and so long as, such agreement (or any amendment thereto approved by the Board provided that no such amendment will cure any prior breach of such agreement or any amendment thereto) continues to be binding on such person and such person is in compliance (as determined by the Board in its sole discretion) with the terms of such agreement (including such amendment); provided, however, that if any such person will become the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, a Change in Control will be deemed to occur whether or not such beneficial ownership was held in compliance with such a binding agreement, and provided further that the provisions of this subparagraph (a) will not be applicable to a transaction in which a corporation becomes the owner of all the Company's outstanding securities in a transaction which complies with the provisions of subparagraph (c) of this section (e.g., a reverse triangular merger); or

        (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on May 11, 2001, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on May 11, 2001, or whose appointment, election or nomination for election was previously so approved or recommended; or

        (c) there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than 50% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, and in which no "person" (as defined under subparagraph (a) above) acquires 50% or more of the combined voting power of the securities of the Company or such surviving entity or parent thereof outstanding immediately after such merger or consolidation; or

        (d) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, more than 50% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.

      16.10.  Code.  "Code" means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes a reference to that provision as it may be amended from time to time and to any successor provision.

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      16.11.  Company.  "Company" means Ecolab Inc.

      16.12.  Credit Date.  "Credit Date" means the date on which compensation, deferral and earnings credits to a Cash, Option Cash or Share Account are made pursuant to Sections 5 and 6, which is usually on the last day of a Credit Period.

      16.13.  Credit Period.  "Credit Period" means a period of two months, which begins on the first day of January, March, May, July, September or November and ends on the last day of the next month thereafter.

      16.14.  Disability.  "Disability" means the total disability of a Qualified Director. Such total disability will be deemed to have occurred if the Administrator finds on the basis of medical evidence satisfactory to it that the Qualified Director is prevented from engaging in any suitable gainful employment or occupation and that such disability will be permanent and continuous during the remainder of his or her life.

      16.15.  Effective Time.  "Effective Time" means the Annual Meeting Date in 2001.

      16.16.  Election Period.  "Election Period" means a period of one year, which begins on May 1 of each year and ends on April 30 of the next succeeding year; provided, the first Election Period will commence on the Annual Meeting Date in 2001.

      16.17.  Elective Option.  "Elective Option" means an option to purchase Shares granted pursuant to Section 7 of the Plan.

      16.18.  Market Price.  "Market Price" means the average of the high and low sale prices of a Share during the regular trading session, which as of the Effective Time ends at 4:00 p.m., New York City time, on a specified date or, if Shares were not then traded, during the regular trading session on the most recent prior date when Shares were traded, all as quoted in The Wall Street Journal reports of New York Stock Exchange—Composite Transactions.

      16.19.  Option.  "Option" means a Periodic Option or an Elective Option granted under the Plan.

      16.20.  Option Cash Account.  "Option Cash Account" means an Account to which deferred amounts are credited pursuant to Section 5.2, credits are made pursuant to Section 5.3, and earnings thereon are credited pursuant to Section 6.1 in U.S. dollars and the balance of such Account is converted into Elective Options pursuant to Section 7.

      16.21.  Other Director Compensation.  "Other Director Compensation" means all cash amounts payable by the Company to a Qualified Director for his or her services to the Company as a Qualified Director, (a) including, without limitation, the Retainer and fees specifically paid for attending regular or special meetings of the Board and Board committees or for acting as the chair of a committee, but (b) excluding expense allowances or reimbursements and insurance premiums.

      16.22.  Participant.  "Participant" is a current or former Qualified Director who has been granted Options under the Plan or whose Account amounts have been credited pursuant to Section 4, 5 or 6 and who has not ceased to be a Participant pursuant to Section 2.4.

      16.23.  Periodic Option.  "Periodic Option" means an option to purchase Shares granted to Qualified Directors from time to time pursuant to Section 8.

      16.24.  Plan.  "Plan" means the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan, as from time to time amended or restated.

      16.25.  Plan Rules.  "Plan Rules" are rules, policies, practices or procedures adopted by the Administrator pursuant to Section 17.2.

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      16.26.  Previously Acquired Shares.  "Previously Acquired Shares" means Shares that are already owned by the Participant that have been held for the period of time necessary to avoid a charge to the Company's earnings for financial reporting purposes and that are otherwise acceptable to the Administrator.

      16.27.  Prime Rate.  "Prime Rate" means the Bloomberg Prime Rate Composite ("Prime Rate by Country US—BB Comp").

      16.28.  Prior Deferred Compensation Plans.  "Prior Deferred Compensation Plans" means the Company's 1997 Non-Employee Director Deferred Compensation Plan, as amended, and the Company's Deferred Compensation Plan for Non-Employee Directors, as amended.

      16.29.  Qualified Director.  "Qualified Director" means an individual who is a member of the Board and who is not an employee of the Company or any of its subsidiaries.

      16.30.  Reload Option.  "Reload Option" means an option to purchase Shares granted to Qualified Directors pursuant to Section 10.7.

      16.31.  Retainer.  "Retainer" means the amount payable by the Company to a Qualified Director for holding office as a Qualified Director, exclusive of fees specifically paid for attending regular or special meetings of the Board and Board committees, fees for acting as chair of the Board or a Board committee, expense allowances or reimbursements, insurance premiums, charitable gift matching contributions and any other payments that are determined by reference to factors other than holding office as a Qualified Director.

      16.32.  Securities Act.  "Securities Act" means the Securities Act of 1933, as amended. Any reference to a specific provision of the Securities Act includes a reference to that provision as it may be amended from time to time and to any successor provision.

      16.33.  Share Account.  "Share Account" means an Account to which credits are made pursuant to Section 5.1, deferred amounts are credited pursuant to Sections 4, 5.2 and 5.4 and earnings are credited pursuant to Section 6.2 in Share Units.

      16.34.  Share Unit Compensation.  "Share Unit Compensation" means the compensation paid to Qualified Directors in the form of credits to their Share Accounts pursuant to Section 5.1.

      16.35.  Share Units.  "Share Units" means a unit credited to a Participant's Share Account pursuant to Sections 4, 5.1, 5.2, 5.4 and 6.2, each of which represents the economic equivalent of one Share. A Participant will not have any rights as a stockholder with respect to Share Units until the Participant is distributed Shares pursuant to Section 9 of the Plan.

      16.36.  Shares.  "Shares" means shares of common stock of the Company, $1.00 par value, or such other class or kind of shares or other securities as may be applicable pursuant to Section 18.3.

      16.37.  Trust.  "Trust" means any trust or trusts established by the Company pursuant to Section 15.1 of the Plan.

      16.38.  Trustee.  "Trustee" means the independent corporate trustee or trustees that at the relevant time has or have been appointed to act as Trustee of the Trust.

      16.39.  Unforeseeable Emergency.  "Unforeseeable Emergency" means an unanticipated emergency that is caused by an event beyond the Participant's control resulting in a severe financial hardship that cannot be satisfied through other means. The existence of an unforeseeable emergency will be determined by the Administrator.

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    17.  Administration.

      17.1.  Administrator.  The general administration of the Plan and the duty to carry out its provisions will be vested in the Governance Committee of the Board or such other Board committee as may be subsequently designated as Administrator by the Board. Such committee may delegate such duty or any portion thereof to a named person and may from time to time revoke such authority and delegate it to another person.

      17.2.  Plan Rules and Regulations.  The Administrator has the discretionary power and authority to make such Plan Rules as the Administrator determines to be consistent with the terms, and advisable in connection with the administration, of the Plan and to modify or rescind any such Plan Rules. In addition, the Administrator has the discretionary power and authority to limit or modify application of Plan provisions and Plan Rules as the Administrator determines to be advisable to facilitate tax deferral treatment (or accommodate the unavailability thereof) for Options granted to, or amounts credited with respect to, non-U.S. resident Participants.

      17.3.  Administrator's Discretion.  The Administrator has the sole discretionary power and authority to make all determinations necessary for administration of the Plan, except those determinations that the Plan requires others to make, and to construe, interpret, apply and enforce the provisions of the Plan and Plan Rules whenever necessary to carry out its intent and purpose and to facilitate its administration, including, without limitation, the discretionary power and authority to remedy ambiguities, inconsistencies, omissions and erroneous benefit calculations. In the exercise of its discretionary power and authority, the Administrator will treat all similarly situated persons uniformly.

      17.4.  Specialist's Assistance.  The Administrator may retain such actuarial, accounting, legal, clerical and other services as may reasonably be required in the administration of the Plan, and may pay reasonable compensation for such services. All costs of administering the Plan will be paid by the Company.

      17.5.  Indemnification.  The Company agrees to indemnify and hold harmless, to the extent permitted by law, each director, officer and employee of the Company and any subsidiary or affiliate of the Company against any and all liabilities, losses, costs and expenses (including legal fees) of every kind and nature that may be imposed on, incurred by, or asserted against such person at any time by reason of such person's services in connection with the Plan, but only if such person did not act dishonestly or in bad faith or in willful violation of the law or regulations under which such liability, loss, cost or expense arises. The Company has the right, but not the obligation, to select counsel and control the defense and settlement of any action for which a person may be entitled to indemnification under this provision.

    18.  Shares Available for Issuance.

      18.1.  Maximum Number of Shares Available.  Subject to adjustment as provided in Section 18.2, the maximum number of Shares that will be available for issuance or distribution under the Plan will be 500,000 Shares, plus any Shares which, as of the Effective Time, are reserved for issuance under the 1997 Non-Employee Director Deferred Compensation Plan, as amended, and the Company's 1995 Non-Employee Director Stock Option Plan and which are not thereafter issued or which have been issued but are subsequently forfeited and which would otherwise have been available for further issuance under such plans. The Shares available for issuance or distribution under the Plan may, at the election of the Administrator, be either treasury shares or shares authorized but unissued, and, if treasury shares are used, all references in the Plan to the issuance or distribution of Shares will, for corporate law purposes, be deemed to mean the transfer of shares from treasury.

18

      18.2.  Accounting.  Shares that are issued or distributed under the Plan or that are subject to outstanding Options granted under the Plan or Share Units will be applied to reduce the maximum number of Shares remaining available for issuance or distribution under the Plan. Any Shares that are subject to an Option granted under the Plan that lapses, expires, is forfeited or for any reason is terminated unexercised and any Shares that are subject to Share Units in a Share Account that are forfeited pursuant to Section 9.3(c) will automatically again become available for issuance or distribution under the Plan. To the extent that the exercise price of any Option granted under the Plan and/or associated tax withholding obligations are paid by tender or attestation as to ownership of Previously Acquired Shares, or to the extent that such tax withholding obligations are satisfied by withholding of shares otherwise issuable upon exercise of the Option, only the number of Shares issued net of the number of Shares tendered, attested to or withheld will be applied to reduce the maximum number of Shares remaining available for issuance under the Plan.

      18.3.  Adjustment to Shares, Share Units and Options.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the Company's corporate structure or the Shares, the Administrator (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or distribution under the Plan and as to the number and kind of Share Units credited to Share Accounts and the number and kind of securities as to which Options are to be granted and, in order to prevent dilution or enlargement of the rights of Participants holding Options, the number, kind and exercise price of securities subject to outstanding Options.

    19.  Miscellaneous.

      19.1.  Other Benefits.  Neither amounts deferred nor amounts paid pursuant to the Plan constitute salary or compensation for the purpose of computing benefits under any other benefit plan, practice, policy or procedure of the Company unless otherwise expressly provided thereunder.

      19.2.  No Warranties Regarding Treatment.  The Company makes no warranties regarding the tax treatment to any person of any deferrals or payments made pursuant to the Plan, and each Participant will hold the Administrator and the Company and their officers, directors, employees, agents and advisors harmless from any liability resulting from any tax position taken in good faith in connection with the Plan.

      19.3.  No Rights to Continued Service Created.  Neither the establishment of or participation in the Plan gives any individual the right to continued service on the Board or limits the right of the Company or its stockholders to terminate or modify the terms and conditions of service of such individual on the Board or otherwise deal with any individual without regard to the effect that such action might have on him or her with respect to the Plan.

      19.4.  Successors.  Except as otherwise expressly provided in the Plan, all obligations of the Company under the Plan are binding on any successor to the Company whether the successor is the result of a direct or indirect purchase, merger, consolidation or otherwise of all of the business and/or assets of the Company.

      19.5.  Cross Reference.  References in the Plan to a particular section refer to that section within the Plan, references within a section of the Plan to a particular subsection refer to that subsection within the same section, and references within a section or subsection to a particular clause refer to that clause within the same section or subsection, as the case may be.

      19.6.  Number and Gender.  Wherever appropriate, the singular may be read as the plural, the plural may be read as the singular, and one gender may be read as the other gender.

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      19.7.  Governing Law.  All questions pertaining to the construction, validity, effect and enforcement of the Plan will be determined in accordance with the internal, substantive laws of the State of Minnesota without regard to the conflict of laws rules of the State of Minnesota or any other jurisdiction.

      19.8.  Headings.  The headings of sections are included solely for convenience of reference; if there exists any conflict between such headings and the text of the Plan, the text will control.

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P R O X Y

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ECOLAB INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 11, 2001

The undersigned hereby appoints Allan L. Schuman and Kenneth A. Iverson, or either of them, with full power of substitution to each as proxies to represent the undersigned at the Annual Meeting of Stockholders of Ecolab Inc., to be held in the McKnight Theatre at the Ordway Center for the Performing Arts, 345 Washington Street, St. Paul, MN on Friday, May 11, 2001 at 10:00 a.m. and at any adjournment(s) thereof, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting as directed below with respect to the proposals as set forth in the Proxy Statement, and in their discretion, upon any other matters that may properly come before the meeting.

Nominees for election to Board of Directors:

1. William L. Jews 2. Joel W. Johnson 3. Ulrich Lehner 4. Hugo Uyterhoeven

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The tabulator cannot vote your shares unless you sign and return this card, or you use the telephone or internet voting services.

SEE REVERSE SIDE

/X/ Please mark your votes as in this example.

Unless you indicate otherwise, this proxy will be voted in accordance with the Board of Directors' recommendations.

___________________________________________________________________________________________

Directors recommend a vote FOR all Nominees and FOR Proposals 2 and 3.

___________________________________________________________________________________________

1.
Election of 4 Directors. (see reverse)

FOR	WITHHELD
/ /	/ /

For all except the following nominee(s):____________________________

___________________________________________________________________________________________ __

2.
Adopt the Ecolab Inc. 2001 Non-Employee Director Stock Option and Deferred Compensation Plan.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /
3.
Ratify appointment of independent accountants.

FOR	AGAINST	ABSTAIN
/ /	/ /	/ /

Please sign name(s) exactly as printed hereon. Joint owners should each sign. In signing as attorney, administrator, executor, guardian or trustee, please give full title as such.

____________________________________    ________________________

____________________________________    ________________________
SIGNATURE(s)                                                             DATE

ECOLAB ANNUAL MEETING—MAY 11, 2001

VOTE BY INTERNET    (www.eproxyvote.com/ecl)

  •
  Shareholders with Internet access may go to www.eproxyvote.com/ecl to vote on-line.

  •
  Follow the simple on-line instructions.

  •
  When prompted for your "Voter Control Number," enter the series of numbers printed in the box above.

VOTE BY TELEPHONE    (1-877-779-8683)

  •
  Shareholders from the United States, Canada, Puerto Rico, and the U.S. Virgin Islands may call toll-free 1-877-779-8683.

  •
  Shareholders from other locations may dial 201-536-8073; this is a collect call for which the Company will bear the normal cost of international telephone charges.

  •
  Follow the simple recorded instructions.

  •
  When prompted for your "Voter Control Number," enter the series of numbers printed in the box above using your touch-tone telephone.

  ___________________________________________________________________________________________

  Telephone or Internet voting authorizes the named proxies to represent you at the meeting in the same manner as if you completed, signed, dated and mailed your proxy card.
  IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY CARD.

  ___________________________________________________________________________________________

QuickLinks

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
BOARD COMMITTEES
ELECTION OF DIRECTORS
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS—CLASS III (FOR A TERM ENDING 2004)
MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS I (FOR A TERM ENDING 2002)
MEMBERS OF BOARD OF DIRECTORS CONTINUING IN OFFICE—CLASS II (FOR A TERM ENDING 2003)
EXECUTIVE COMPENSATION
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN 2000
AGGREGATED OPTION EXERCISES IN 2000 AND DECEMBER 31, 2000 OPTION VALUES
COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN 1
PENSION PLAN TABLE
CERTAIN TRANSACTIONS
STOCKHOLDER AGREEMENT
COMPANY TRANSACTIONS
ADOPTION OF THE ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND DEFERRED COMPENSATION PLAN
AUDIT COMMITTEE REPORT
RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
EXHIBIT
AUDIT COMMITTEE CHARTER
ECOLAB INC. 2001 NON-EMPLOYEE DIRECTOR STOCK OPTION AND DEFERRED COMPENSATION PLAN
P R O X Y THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ECOLAB INC. ANNUAL MEETING OF STOCKHOLDERS MAY 11, 2001
SEE REVERSE SIDE
ECOLAB ANNUAL MEETING—MAY 11, 2001
VOTE BY INTERNET (www.eproxyvote.com/ecl)
VOTE BY TELEPHONE (1-877-779-8683)